COMMONWEALTH INTERNATIONAL SERIES TRUST

On Behalf of its Series,

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND (CNZLX)

AFRICA FUND (CAFRX)

COMMONWEALTH JAPAN FUND (CNJFX)

COMMONWEALTH GLOBAL FUND (CNGLX)

COMMONWEALTH REAL ESTATE SECURITIES FUND (CNREX)

PROSPECTUS

FEBRUARY 28, 2024

As Revised March 6, 2024

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page

SUMMARY	3
COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND (CNZLX)	3
AFRICA FUND (CAFRX)	11
COMMONWEALTH JAPAN FUND (CNJFX)	19
COMMONWEALTH GLOBAL FUND (CNGLX)	26
COMMONWEALTH REAL ESTATE SECURITIES FUND (CNREX)	33
INFORMATION RELEVANT TO ALL FUNDS	41
ADDITIONAL INFORMATION ABOUT
THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES	42
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS	45
GENERAL INFORMATION	50
BUYING AND SELLING SHARES	52
DIVIDENDS, DISTRIBUTIONS AND TAXES	62
DISTRIBUTION	64
FINANCIAL HIGHLIGHTS INFORMATION	65
HOW TO GET MORE INFORMATION	71
APPENDIX A – PRIVACY POLICY	A-1

SUMMARY

COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND (CNZLX)

Investment Objective

The investment objective of the Commonwealth Australia/New Zealand Fund (the “Australia/New Zealand Fund”) is to provide long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Australia/New Zealand Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment) Redemption Fee (as a percentage of the amount redeemed or exchanged within 14 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees[1]	0.25%
Other Expenses	1.81%
Total Annual Fund Operating Expenses	2.81%

1	The Australia/New Zealand Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year. The Board of Trustees has adopted a resolution to spend not more than 0.25% of the Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, March 1, 2025.

Example:

The following example is intended to help you compare the cost of investing in the Australia/New Zealand Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Australia/New Zealand Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Australia/New Zealand Fund’s operating expenses remain the same. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$284	$871	$1,484	$3,138

Portfolio Turnover

The Australia/New Zealand Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Australia/New Zealand Fund shares are held in a

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taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Australia/New Zealand Fund’s performance. During the most recent fiscal year ended October 31, 2023, the Australia/New Zealand Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Australia/New Zealand Fund invests at least 80% of its net assets in the securities of, and depositary receipts (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”)) represented by, Australian and New Zealand issuers that are tied economically to Australia or New Zealand. The Australia/New Zealand Fund considers an issuer to be an Australian or New Zealand issuer and thus tied economically to Australia or New Zealand if: (1) the issuer is organized under Australia or New Zealand law; (2) the securities of the issuer are listed on Australia or New Zealand stock exchanges regardless of the country in which the issuer is organized; (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold in Australia or New Zealand; or (4) the securities are issued or guaranteed by government entities of Australia or New Zealand. The Australia/New Zealand Fund invests primarily in debt and equity securities of Australian/New Zealand issuers. The Australia/New Zealand Fund may also consider an issuer to be an Australian or New Zealand issuer if it issues securities denominated in the local currency of either Australia or New Zealand. The Australia/New Zealand Fund’s equity investments may include common and preferred stock and securities convertible into common stock. The Australia/New Zealand Fund’s investments may include issuers of any market capitalization. In addition, the Australia/New Zealand Fund may invest in ADRs, which are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. The Australia/New Zealand Fund may also invest in EDRs, GDRs and in similar instruments representing foreign-traded depositary interests in securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing arrangements similar to ADRs. EDRs are generally designed for use in European securities markets. GDRs are receipts for foreign-based corporations that are traded in capital markets around the world. These depositary receipts may be sponsored or unsponsored. The depositary receipts in which the Fund invests are U.S. dollar-denominated.

The Australia/New Zealand Fund may invest in shares of other investment companies, including open-end and closed-end funds and exchange-traded funds.

FCA Corp, the Australia/New Zealand Fund’s investment adviser (“FCA Corp” or the “Adviser”), does not attempt to maintain equal or set allocations to Australia or New Zealand. Rather, the Australia/New Zealand Fund, from time to time, invests different percentages of its assets in Australia and New Zealand, depending on available investment opportunities and economic and market conditions. The Australia/New Zealand Fund may invest in companies that focus on natural resources production, refining and development.

The Australia/New Zealand Fund’s investments in debt securities may include obligations of governmental issuers, commercial paper and other companies regardless of credit quality and regardless of whether such securities are rated or unrated by nationally recognized statistical rating organizations (“NRSROs”). The determination as to whether to make a particular investment in debt securities is based on FCA Corp’s analysis of the risk of the debt security versus the price and return of such debt security. The Australia/New Zealand Fund’s debt investments may include securities that are viewed as being of a credit quality that is below investment-grade (i.e., “junk bonds”) based on ratings established by NRSROs regardless of whether such debt security is rated or not.

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The Australia/New Zealand Fund may also engage in borrowing for cash management purposes. The Australia/New Zealand Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Australia/New Zealand Fund may borrow up to one-third of its total assets (including the amount borrowed).

FCA Corp has long-term investment goals and its process seeks to identify potential portfolio investments that can be held over an indefinite time horizon.  FCA Corp adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political, or market events, changes in relative valuations (to both a company’s growth prospects and to other issuers), and liquidity requirements.  In selecting investments for the Australia/New Zealand Fund, FCA Corp will assess factors it deems relevant and applicable under the particular circumstances, including, among others:

•	Potential for capital appreciation (to both a company’s growth prospects and to other issuers);
•	Earnings growth potential and/or sustainability;
•	Price of security relative to historical and/or future cash flow;
•	Sustainable franchise value;
•	Price of a security relative to price of underlying stock, if a convertible security;
•	Yield on security relative to yield of other fixed-income securities;
•	Interest or dividend income;
•	Call and/or put features;
•	Price of a security relative to price of other comparable securities;
•	Size of issue; and
•	Impact of security on diversification of the portfolio.

FCA Corp will also seek to sell a security when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Fund, or in the course of adjusting the Australia/New Zealand Fund’s emphasis(es) on a given country(ies) or sector(s). The Australia/New Zealand Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity.

Principal Risks

An investment in the Australia/New Zealand Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency. In addition, the Fund is subject to the following principal risks (presented alphabetically):

Borrowing Risk. Borrowing creates leverage, which will exaggerate the effect of any increase or decrease in the Australia/New Zealand Fund’s net asset value and, therefore, may increase the volatility of the Australia/New Zealand Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees) which may reduce the Australia/New Zealand Fund’s total return. Unless the income and capital appreciation, if any, exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Australia/New Zealand Fund.

Currency Risk. Investments that are denominated in a currency other than the U.S. dollar, or currency-related derivative instruments, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. When the Australia/New Zealand Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the U.S. dollar. Risks associated with currency may also be exacerbated by foreign government exchange controls

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which may include, among others, banning the use of foreign currency within the country, fixed exchange rates, restricting currency exchange to government-approved exchangers, and restrictions on the amount of currency that may be imported or exported. In addition, the Australia/New Zealand Fund may incur costs in connection with conversions between various currencies.

Debt Securities Risk. Investments in debt and/or fixed income securities tend to fluctuate inversely with changes in interest rates (i.e. if interest rates increase, the price of debt securities will generally decline). Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential income and/or gains from the Australia/New Zealand Fund’s investments in fixed income securities denominated in a foreign currency. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Australia/New Zealand Fund may invest in securities rated investment-grade or below investment-grade (“junk bonds”), and it may invest in debt securities that are of comparable quality that are not rated. The Australia/New Zealand Fund could lose money or experience a lower rate of return if it holds junk bonds that are subject to higher credit risks and are less liquid than other fixed income or debt instruments. Junk bonds are often considered speculative and have significantly higher credit risk than investment-grade bonds.

Foreign Securities Risk. Foreign securities risks to which the Australia/New Zealand Fund will be exposed include differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Australia/New Zealand Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in foreign markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for the Australia/New Zealand Fund to liquidate positions. This in turn may cause delays in the Australia/New Zealand Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities. Although depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities. The issuers of unsponsored depositary receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depositary receipts. It may not be possible to hedge the risk of currency fluctuations in foreign countries. Additionally, although depositary receipts have risks similar to the securities that they represent, they may involve higher expenses, may trade at a discount (or premium) to the underlying security, may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Management Risk. FCA Corp’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results. Additionally, FCA Corp’s reliance on investment strategy judgments about the "growth" potential of particular companies or the relative "value" of particular securities may prove to be incorrect or inconsistent with the overall market's assessment of these characteristics, which may result in lower-than-expected returns.

Operational Risk. The ability of the Australia/New Zealand Fund to achieve its investment objective is contingent on a variety of factors, and perhaps most importantly, the ability of FCA Corp to implement the Australia/New Zealand Fund’s strategies effectively and efficiently. Any of these factors

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could negatively affect the performance of the Australia/New Zealand Fund. Additionally, the Australia/New Zealand Fund’s direct operations could negatively impact the Australia/New Zealand Fund’s performance. For instance, because the Australia/New Zealand Fund’s asset base may be considered small relative to other mutual funds, the Australia/New Zealand Fund will operate with correspondingly higher total annual operating expenses. To the extent the Australia/New Zealand Fund’s assets are not increased and the Australia/New Zealand Fund’s expense ratios are not decreased, the Australia/New Zealand Fund’s expenses will detract from its performance more significantly than with other mutual funds.

Risks Associated with Australia/New Zealand. The Australia/New Zealand Fund, by focusing its investments on Australian and New Zealand issuers, may be exposed to additional risks that other funds that invest in securities of issuers in a broader region may not be exposed. For instance, financial, economic or political instabilities, and natural disasters, that impact Australia and/or New Zealand, but that do not impact the broader Pacific region, could impact the Australia/New Zealand Fund to a larger degree than other funds that invest in securities of issuers in a broader geographical area.

Risks Associated with Investments in Other Investment Companies. The Australia/New Zealand Fund may invest in shares of other investment companies, including open-end funds and closed-end funds and exchange-traded funds (“ETFs”). When the Australia/New Zealand Fund invests in other investment companies and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Australia/New Zealand Fund will incur higher expenses, many of which may be duplicative. In addition, the Australia/New Zealand Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). ETFs and closed-end funds are subject to additional risks such as, its shares may trade above or below its net asset value or an active market may not develop.  The Australia/New Zealand Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

Risks Associated with Natural Resources and Commodity Investments. Should the Australia/New Zealand Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Australia/New Zealand Fund. These companies may be affected by changes in overall market movements, commodity prices, interest rates, or sectors affecting a particular commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political and regulatory developments.

Transportation Operating Companies Risk. To the extent that the Australia/New Zealand Fund invests in companies involved in the transportation industry, transportation operations companies are subject to risks associated with fleet integrity and safety and driver safety and retention. These are subject to external influences, particularly weather events, natural disasters, traffic, and road conditions. Transportation companies also are subject to risks such as business disruptions, including accidents, losses of cargo or supply chain disruption.

Newer risks facing the transportation industry include advancing technology, cyber-security risk, and market fluctuations created by international trade disputes. Additionally, potentially worsening driver shortage, regulatory compliance and infrastructure problems may be risk factors for transportation operations companies.

Power Generation Companies’ Risk. The Australia/New Zealand Fund may invest in the securities of power generation companies. Issuers of securities of power generation companies may be adversely impacted by the following factors: changes in the levels and volatility of global energy prices, global supply

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and demand, and capital expenditures on the exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; and energy conservation efforts, increased competition and technological advances. Companies in this industry may be subject to substantial government regulation which may increase the cost of doing business and limit earnings. A significant portion of a power generation company’s revenue may come from a relatively small number of customers, including governmental entities and utilities. Power companies may operate or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Power generation companies may also be significantly impacted by the supply of, and demand for, specific products, such as electricity, oil and natural gas, and services, exploration and production spending, government subsidization, world events and general economic conditions in certain countries or regions. Acts of war or terrorism, such as the Russia-Ukraine war and the Israeli-Hamas war could result in supply problems and market disruptions for companies engaged in power generation.

Sector Risk. The Australia/New Zealand Fund may emphasize investment in one or more particular business sectors at times, which may cause the value of its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Australia/New Zealand Fund. This may increase the risk of loss associated with an investment in the Australia/New Zealand Fund and increase the volatility of the Australia/New Zealand Fund’s net asset value per share.

Small Capitalization Risk. Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies.

Stock Market Risk. The Australia/New Zealand Fund’s investments will fluctuate in price. This means that the Australia/New Zealand Fund’s share price will go up and down, and Australia/New Zealand Fund shareholders can lose money. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment. The Australia/New Zealand Fund’s investments are subject to the following market-related risks, among others: geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Stock Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Stock Market Risk” in the section titled “Additional Information Regarding the Funds’ Principal Risks” in this prospectus.

FUND’S PAST PERFORMANCE

The bar chart and performance table that follows illustrate the variability of the Australia/New Zealand Fund’s returns. The Australia/New Zealand Fund’s past performance (before and after taxes) does not necessarily indicate how the Australia/New Zealand Fund will perform in the future. The information provides some indication of the risks of investing in the Australia/New Zealand Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The performance of the comparative indices does not reflect deductions for fees, expenses or taxes. Updated performance information, current through

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the most recent month end, is available on the Australia/New Zealand Fund’s website at www.commonwealthfunds.com.

AUSTRALIA/NEW ZEALAND FUND

Year-by-year return as of 12/31 each year (%)

For the periods included in the bar chart:

Best Quarter 27.77%, 2nd Quarter, 2020

Worst Quarter (32.89)%, 1st Quarter, 2020

Average Annual Total Returns for Periods Ended December 31, 2023

	1 Year	5 Years	10 Years
Australia/New Zealand Fund
Return Before Taxes	(3.36)%	1.57%	2.42%
Return After Taxes on Distributions	(3.42)%	1.06%	2.08%
Return After Taxes on Distributions and Sale of Fund Shares	(1.95)%	1.43%	2.25%
NZX 50 Index (reflects no deduction for fees, expenses or taxes)	2.43%	4.77%	6.70%
Australian All Ordinaries Index (reflects no deduction for fees, expenses or taxes)	14.85%	11.36%	6.72%

After-tax returns are calculated using the historical highest U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Australia/New Zealand Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

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Management

FCA Corp is the investment adviser to the Australia/New Zealand Fund.

Portfolio Managers

Robert W. Scharar, Lead Portfolio Manager, has managed the Australia/New Zealand Fund since 1991.

Wesley Yuhnke, Assistant Portfolio Manager, has managed the Australia/New Zealand Fund since 2002.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 41 of this Prospectus.

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AFRICA FUND (CAFRX)

Investment Objective

The investment objective of the Africa Fund (the “Africa Fund”) is to provide long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Africa Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment) Redemption Fee (as a percentage of the amount redeemed or exchanged within 14 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees[1]	0.25%
Other Expenses	3.38%
Acquired Fund Fees and Expenses[2]	0.03%
Total Annual Fund Operating Expenses	4.41%
Fee Reduction and/or Expense Reimbursement[3]	(2.63)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursement	1.78%

1	The Africa Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year. The Board of Trustees has adopted a resolution to spend not more than 0.25% of the Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, March 1, 2025.

2	The term “Acquired Fund Fees and Expenses” refers to other investment companies in which the Africa Fund invests and represents the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and money market funds that have their own operating expenses. The Total Annual Fund Operating Expenses will not correlate to the ratio of net expenses to average net assets in the Africa Fund’s financial highlights table.

3	FCA Corp, the Africa Fund’s investment adviser (“FCA Corp” or the “Adviser”), has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Africa Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2025. FCA Corp may recoup from the Fund any reduced fees and/or expenses reimbursed pursuant to this agreement if such recoupment does not cause the Africa Fund to exceed the expense limitation in place at the time the fee was reduced and/or expenses were reimbursed and such recoupment is made within three years after the year in which FCA Corp incurred the expense.

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Example:

The following example is intended to help you compare the cost of investing in the Africa Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Africa Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the expense reduction/reimbursement remains in place for the contractual period only, and that the Africa Fund’s operating expenses remain the same. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$181	$1,097	$2,023	$4,388

Portfolio Turnover

The Africa Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Africa Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Africa Fund’s performance. During the most recent fiscal year ended October 31, 2023, the Africa Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Africa Fund invests at least 80% of its net assets in the securities of, and depositary receipts (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”)) represented by, African issuers that are tied economically to Africa. The Africa Fund considers an issuer to be an African issuer and thus tied economically to Africa if: (1) the issuer is organized under the laws of a country in Africa; (2) the securities of the issuer are listed on a stock exchange(s) in a country in Africa, regardless of the country in which the issuer is organized; (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold in countries in Africa; or (4) the securities are issued or guaranteed by government entities of African countries. The Africa Fund invests primarily in debt and equity securities of African issuers. The Africa Fund may also consider an issuer to be an African issuer if it issues securities denominated in a local currency of a country located on the continent of Africa. The Africa Fund’s equity investments may include common and preferred stock and securities convertible into common stock. The Africa Fund’s investments may include issuers of any market capitalization. In addition, the Africa Fund may invest in ADRs, which are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. The Fund may also invest in EDRs, GDRs and in similar instruments representing foreign-traded depositary interests in securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing arrangements similar to ADRs. EDRs are generally designed for use in European securities markets. GDRs are receipts for foreign-based corporations that are traded in capital markets around the world. These depositary receipts may be sponsored or unsponsored. The depositary receipts in which the Fund invests may be U.S. dollar-denominated or denominated in a foreign currency.

The Africa Fund may emphasize investments in the Sub-Saharan countries of Africa, although the Africa Fund may invest in securities of issuers located in any country in Africa. The Africa Fund may invest in shares of other investment companies, including open-end and closed-end funds and exchange-

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traded funds (“ETFs”). The Africa Fund may invest in emerging market countries in Africa as well as those emerging market countries that are considered “frontier countries” - meaning that they have less developed capital markets and economies than typically seen in traditional emerging markets. The Africa Fund may invest in companies that focus on natural resources production, refining and development.

The Africa Fund’s investments in debt securities may include obligations of governmental issuers, commercial paper and other companies regardless of credit quality and regardless of whether such securities are rated or unrated by nationally recognized statistical rating organizations (“NRSROs”). The determination as to whether to make a particular investment in debt securities is based on FCA Corp’s analysis of the risk of the debt security versus the price and return of such debt security. The Fund’s debt investments may include securities that are viewed as being of a credit quality that is below investment-grade (i.e., “junk bonds”) based on ratings established by NRSROs regardless of whether such debt security is rated or not.

The Africa Fund may also engage in borrowing for cash management purposes. The Africa Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Africa Fund may borrow up to one-third of its total assets (including the amount borrowed).

FCA Corp has long-term investment goals and its process seeks to identify potential portfolio investments that can be held over an indefinite time horizon.  FCA Corp adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political, or market events, changes in relative valuations (to both a company’s growth prospects and to other issuers), and liquidity requirements.  In selecting investments for the Africa Fund, FCA Corp will assess factors it deems relevant and applicable under the particular circumstances, including, among others:

•	Potential for capital appreciation (to both a company’s growth prospects and to other issuers);
•	Earnings growth potential and/or sustainability;
•	Price of security relative to historical and/or future cash flow;
•	Sustainable franchise value;
•	Price of a security relative to price of underlying stock, if a convertible security;
•	Yield on security relative to yield of other fixed-income securities;
•	Interest or dividend income;
•	Call and/or put features;
•	Price of a security relative to price of other comparable securities;
•	Size of issue; and
•	Impact of security on diversification of the portfolio.

FCA Corp will also seek to sell a security when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Africa Fund, or in the course of adjusting the Africa Fund’s emphasis(es) on a given region(s) or sector(s). The Africa Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity.

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Principal Risks

An investment in the Africa Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency. In addition, the Fund is subject to the following principal risks (presented alphabetically):

Borrowing Risk. Borrowing creates leverage, which will exaggerate the effect of any increase or decrease in the Africa Fund’s net asset value and, therefore, may increase the volatility of the Africa Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees) which may reduce the Africa Fund’s total return. Unless the income and capital appreciation, if any, exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Africa Fund.

Currency Risk. Investments that are denominated in a currency other than the U.S. dollar, or currency-related derivative instruments, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. When the Africa Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the U.S. dollar. Risks associated with currency may also be exacerbated by foreign government exchange controls which may include, among others, banning the use of foreign currency within the country, fixed exchange rates, restricting currency exchange to government-approved exchangers, and restrictions on the amount of currency that may be imported or exported. In addition, the Africa Fund may incur costs in connection with conversions between various currencies.

Debt Securities Risk. Investments in debt and/or fixed income securities tend to fluctuate inversely with changes in interest rates (i.e. if interest rates increase, the price of debt securities will generally decline). Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential income and/or gains from the Africa Fund’s investments in fixed income securities denominated in a foreign currency. It may not be possible for the Fund to effectively hedge the currency risks of many developing countries. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Africa Fund may invest in securities rated investment-grade or below investment-grade (“junk bonds”), and it may invest in debt securities that are of comparable quality that are not rated. The Africa Fund could lose money or experience a lower rate of return if it holds junk bonds that are subject to higher credit risks and are less liquid than other fixed income or debt instruments. Junk bonds are often considered speculative and have significantly higher credit risk than investment-grade bonds.

Emerging Markets Risk. To the extent that the Africa Fund invests in issuers located in emerging markets, the foreign securities risk may be heightened. Due to political changes, changes in taxation, or currency controls that could adversely affect investments located in emerging market countries, investments of this nature may be more volatile than investments made in the markets of more developed foreign countries with more mature economies. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. See also Risks Associated with Africa and Risks Associated with Natural Resources and Commodity Investments.

Foreign Securities Risk. Foreign securities risks to which the Africa Fund will be exposed include differences in securities markets in other countries, in tax policies, in the level of regulation and in

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accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Africa Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in foreign markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for the Africa Fund to liquidate positions. This in turn may cause delays in the Africa Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities. Although depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities. The issuers of unsponsored depositary receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depositary receipts. It may not be possible to hedge the risk of currency fluctuations in foreign countries. Additionally, although depositary receipts have risks similar to the securities that they represent, they may involve higher expenses, may trade at a discount (or premium) to the underlying security, may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Management Risk. FCA Corp’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results. Additionally, FCA Corp’s reliance on investment strategy judgments about the "growth" potential of particular companies or the relative "value" of particular securities may prove to be incorrect or inconsistent with the overall market's assessment of these characteristics, which may result in lower-than-expected returns.

Operational Risk. The ability of the Africa Fund to achieve its investment objective is contingent on a variety of factors, and perhaps most importantly, the ability of FCA Corp to implement the Africa Fund’s strategies effectively and efficiently. Any of these factors could negatively affect the performance of the Africa Fund. Additionally, the Africa Fund’s direct operations could negatively impact the Africa Fund’s performance. For instance, because the Africa Fund’s asset base may be considered small relative to other mutual funds, the Fund will operate with correspondingly higher total annual operating expenses. To the extent the Africa Fund’s assets are not increased and the Africa Fund’s expense ratios are not decreased, the Africa Fund’s expenses will detract from its performance more significantly than with other mutual funds.

Risks Associated with Africa. The Africa Fund, by focusing its investments on issuers located in African countries, may be exposed to additional risks that other funds that invest in securities of issuers in a broader region may not be exposed. For instance, financial, economic or political instabilities that impact countries in Africa, and in particular, the Sub-Saharan countries, could impact the Africa Fund to a larger degree than other funds that invest in securities of issuers in a broader geographical area. Changes in economies, tax policies, high inflation rates, governmental instability, war or other political or economic factors may have an adverse effect on the Africa Fund’s investments. The Africa Fund is highly dependent on the state of the economies of countries throughout Africa and, in particular Sub-Saharan countries. Some markets of the countries in Africa in which the Africa Fund will invest are in only the earliest stages of development with less liquidity, fewer securities brokers, fewer issuers and more capital market restrictions than developed markets. Certain governments in countries in Africa restrict or control to varying degrees the ability of foreign investors to invest in those countries. These restrictions may prevent or limit investments in securities of issuers located or operating in African countries. Less information may be available about companies in which the Africa Fund invests because many companies that are tied economically to Africa are not subject to uniform accounting, auditing, and financial reporting standards

15

or to other regulatory practices required of U.S. companies. Investment in securities of African issuers involves risks not typically associated with investments in securities of issuers in developed countries. Emerging market countries within Africa may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. A sub-set of African emerging market countries are considered to be “frontier markets.” Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. Any particular country in Africa may be subject to the foregoing risks in greater or lesser degrees relative to other countries in Africa, and as a result, circumstances that may positively affect a country in Africa in which the Africa Fund is not invested may not have a corresponding positive effect on other countries in Africa in which the Africa Fund is invested.

Risks Associated with Investments in Other Investment Companies. The Africa Fund may invest in shares of other investment companies, including open-end funds and closed-end funds and ETFs. When the Africa Fund invests in other investment companies and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Africa Fund will incur higher expenses, many of which may be duplicative. In addition, the Africa Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). ETFs and closed-end funds are subject to additional risks such as, its shares may trade above or below its net asset value or an active market may not develop.  The Africa Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

Risks Associated with Natural Resources and Commodity Investments. Should the Africa Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Africa Fund. These companies may be affected by changes in overall market movements, commodity prices, interest rates, or sectors affecting a particular commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political and regulatory developments.

Sector Risk. The Africa Fund may emphasize investment in one or more particular business sectors at times, which may cause the value of its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Africa Fund. This may increase the risk of loss associated with an investment in the Africa Fund and increase the volatility of the Africa Fund’s net asset value per share.

Small Capitalization Risk. Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies.

Stock Market Risk. The Africa Fund’s investments will fluctuate in price. This means that the Africa Fund’s share price will go up and down, and Africa Fund shareholders can lose money. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment. The Africa Fund’s investments are

16

subject to the following market-related risks, among others: geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Stock Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Stock Market Risk” in the section titled “Additional Information Regarding the Funds’ Principal Risks” in this prospectus.

FUND’S PAST PERFORMANCE

The bar chart and performance table that follows illustrate the variability of the Africa Fund’s returns. The Africa Fund’s past performance (before and after taxes) does not necessarily indicate how the Africa Fund will perform in the future. The information provides some indication of the risks of investing in the Africa Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The performance of the comparative indices does not reflect deductions for fees, expenses or taxes. Updated performance information, current through the most recent month end, is available on the Africa Fund’s website at www.commonwealthfunds.com.

AFRICA FUND

Year-by-year return as of 12/31 each year (%)

For the periods included in the bar chart:

Best Quarter 25.49%, 4th Quarter, 2020

Worst Quarter (44.09)%, 1st Quarter, 2020

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Average Annual Total Returns for Periods Ended December 31, 2023

	1 Year	5 Years	10 Years
Africa Fund
Return Before Taxes	(2.37)%	(0.10)%	(1.79)%
Return After Taxes on Distributions	(3.10)%	(0.62)%	(2.01)%
Return After Taxes on Distributions and Sale of Fund Shares	(0.90)%	(0.08)%	(1.25)%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	9.83%	3.68%	2.66%
Dow Jones Africa Titans 50 Index (reflects no deduction for fees, expenses or taxes)	1.00%	1.29%	(2.35)%

After-tax returns are calculated using the historical highest U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Africa Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Management

FCA Corp is the investment adviser to the Africa Fund.

Portfolio Managers

Robert W. Scharar, Lead Portfolio Manager, has managed the Africa Fund since its inception.

Wesley Yuhnke, Assistant Portfolio Manager, has managed the Africa Fund since its inception.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 41 of this Prospectus.

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COMMONWEALTH JAPAN FUND (CNJFX)

Investment Objective

The investment objective of the Commonwealth Japan Fund (the “Japan Fund”) is to provide long-term capital appreciation and current income.

Fees and Expenses of the Japan Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Japan Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment) Redemption Fee (as a percentage of the amount redeemed or exchanged within 14 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees[1]	0.25%
Other Expenses	2.45%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	3.46%
Fee Reduction and/or Expense Reimbursement[3]	(1.70)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursement	1.76%

1	The Japan Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year. The Board of Trustees has adopted a resolution to spend not more than 0.25% of the Japan Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, March 1, 2025.

2	The term “Acquired Fund Fees and Expenses” refers to other investment companies in which the Japan Fund invests and represents the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and money market funds that have their own operating expenses. The Total Annual Fund Operating Expenses will not correlate to the ratio of net expenses to average net assets in the Japan Fund’s financial highlights table.

3	FCA Corp, the Japan Fund’s investment adviser (“FCA Corp” or the “Adviser”), has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Japan Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the average daily net assets of the Fund. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2025. FCA Corp may recoup from the Japan Fund any reduced fees and/or expenses reimbursed pursuant to this agreement if such recoupment does not cause the Japan Fund to exceed the expense limitation in place at the time the fee was reduced and/or the expenses were reimbursed and such recoupment is made within three years after the year in which FCA Corp incurred the expense.

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Example:

The following example is intended to help you compare the cost of investing in the Japan Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Japan Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the expense reduction/reimbursement remains in place for the contractual period only, and that the Japan Fund’s operating expenses remain the same. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$179	$904	$1,652	$3,625

Portfolio Turnover

The Japan Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Japan Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Japan Fund’s performance. During the most recent fiscal year ended October 31, 2023, the Japan Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Japan Fund invests at least 80% of its net assets in the securities of, and depositary receipts (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”)) represented by, Japanese issuers that are tied economically to Japan. The Japan Fund considers an issuer to be a Japanese issuer and thus tied economically to Japan if: (1) the issuer is organized under Japan’s law; (2) the securities of the issuer are listed on Japan’s stock exchanges regardless of the country in which the issuer is organized; (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold in Japan; or (4) the securities are issued by government entities of Japan. The Japan Fund invests primarily in debt and equity securities of Japanese issuers. The Japan Fund may also consider an issuer to be a Japanese issuer if it issues securities denominated in the Japanese Yen. The Japan Fund’s equity investments may include common and preferred stock and securities convertible into common stock. The Japan Fund’s investments may include issuers of any market capitalization. In addition, the Japan Fund may purchase ADRs, which are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. The Japan Fund may also invest in EDRs, GDRs and in similar instruments representing foreign-traded depositary interests in securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing arrangements similar to ADRs. EDRs are generally designed for use in European securities markets. GDRs are receipts for foreign-based corporations that are traded in capital markets around the world. These depositary receipts may be sponsored or unsponsored. The depositary receipts in which the Fund invests are U.S. dollar-denominated. The Japan Fund may invest in shares of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”).

The Japan Fund’s investments in debt securities may include obligations of governmental issuers, commercial paper and other companies regardless of credit quality and regardless of whether such securities are rated or unrated by nationally recognized statistical rating organizations (“NRSROs”). The

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determination as to whether to make a particular investment in debt securities is based on FCA Corp’s analysis of the risk of the debt security versus the price and return of such debt security. The Japan Fund’s debt investments may include securities that are viewed as being of a credit quality that is below investment-grade (i.e., “junk bonds”) based on ratings established by NRSROs regardless of whether such debt security is rated or not.

The Japan Fund may also engage in borrowing for cash management purposes. The Japan Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Japan Fund may borrow up to one-third of its total assets (including the amount borrowed).

FCA Corp has long-term investment goals and its process seeks to identify potential portfolio investments that can be held over an indefinite time horizon.  FCA Corp adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political, or market events, changes in relative valuations (to both a company’s growth prospects and to other issuers), and liquidity requirements.  In selecting investments for the Japan Fund, FCA Corp will assess factors it deems relevant and applicable under the particular circumstances, including, among others:

•	Potential for capital appreciation (to both a company’s growth prospects and to other issuers);
•	Earnings growth potential and/or sustainability;
•	Price of security relative to historical and/or future cash flow;
•	Sustainable franchise value;
•	Price of a security relative to price of underlying stock, if a convertible security;
•	Yield on security relative to yield of other fixed-income securities;
•	Interest or dividend income;
•	Call and/or put features;
•	Price of a security relative to price of other comparable securities;
•	Size of issue; and
•	Impact of security on diversification of the portfolio.

FCA Corp will also seek to sell a security when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Japan Fund, or in the course of adjusting the Japan Fund’s emphasis(es) on a given sector(s). The Japan Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity.

Principal Risks

An investment in the Japan Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency. In addition, the Fund is subject to the following principal risks (presented alphabetically):

Borrowing Risk. Borrowing creates leverage, which will exaggerate the effect of any increase or decrease in the Japan Fund’s net asset value and, therefore, may increase the volatility of the Japan Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees) which may reduce the Japan Fund’s total return. Unless the income and capital appreciation, if any, exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Japan Fund.

Currency Risk. Investments that are denominated in a currency other than the U.S. dollar, or currency-related derivative instruments, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. When the Japan Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing

21

or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the U.S. dollar. Risks associated with currency may also be exacerbated by foreign government exchange controls which may include, among others, banning the use of foreign currency within the country, fixed exchange rates, restricting currency exchange to government-approved exchangers, and restrictions on the amount of currency that may be imported or exported. In addition, the Japan Fund may incur costs in connection with conversions between various currencies.

Debt Securities Risk. Investments in debt and/or fixed income securities tend to fluctuate inversely with changes in interest rates (i.e. if interest rates increase, the price of debt securities will generally decline). Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential income and/or gains from the Japan Fund’s investments in fixed income securities denominated in a foreign currency. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Japan Fund may invest in securities rated investment-grade or below investment-grade (“junk bonds”), and it may invest in debt securities that are of comparable quality that are not rated. The Japan Fund could lose money or experience a lower rate of return if it holds junk bonds that are subject to higher credit risks and are less liquid than other fixed income or debt instruments. Junk bonds are often considered speculative and have significantly higher credit risk than investment-grade bonds.

Foreign Securities Risk. Foreign securities risks to which the Japan Fund will be exposed include differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Japan Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in foreign markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for the Japan Fund to liquidate positions. This in turn may cause delays in the Japan Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities. Although depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities. The issuers of unsponsored depositary receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depositary receipts. It may not be possible to hedge the risk of currency fluctuations in foreign countries. Additionally, although depositary receipts have risks similar to the securities that they represent, they may involve higher expenses, may trade at a discount (or premium) to the underlying security, may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Management Risk. FCA Corp’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results. Additionally, FCA Corp’s reliance on investment strategy judgments about the "growth" potential of particular companies or the relative "value" of particular securities may prove to be incorrect or inconsistent with the overall market's assessment of these characteristics, which may result in lower-than-expected returns.

Operational Risk. The ability of the Japan Fund to achieve its investment objective is contingent on a variety of factors, and perhaps most importantly, the ability of FCA Corp to implement the Japan

22

Fund’s strategies effectively and efficiently. Any of these factors could negatively affect the performance of the Japan Fund. Additionally, the Japan Fund’s direct operations could negatively impact the Fund’s performance. For instance, because the Japan Fund’s asset base may be considered small relative to other mutual funds, the Japan Fund will operate with correspondingly higher total annual operating expenses. To the extent the Japan Fund’s assets are not increased and the Fund’s expense ratios are not decreased, the Japan Fund’s expenses will detract from its performance more significantly than with other mutual funds.

Risks Associated with Investments in Other Investment Companies. The Japan Fund may invest in shares of other investment companies, including open-end funds and closed-end funds and ETFs. When the Japan Fund invests in other investment companies and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Japan Fund will incur higher expenses, many of which may be duplicative. In addition, the Japan Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). ETFs and closed-end funds are subject to additional risks such as, its shares may trade above or below its net asset value or an active market may not develop.  The Japan Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

Risks Associated with Japan. The Japan Fund, by focusing its investments on Japanese issuers, may be exposed to additional risks that other funds that invest in securities of issuers in more than one country or region may not be exposed. For instance, financial, economic or political instabilities that impact Japan, but that do not impact the broader Asian-Pacific region, could impact the Japan Fund to a larger degree than other funds that invest in securities of issuers in a broader geographical area. The Japanese economy has in the past been negatively affected at times by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade, and natural disasters.

Sector Risk. The Japan Fund may emphasize investment in one or more particular business sectors at times, which may cause the value of its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Japan Fund. This may increase the risk of loss associated with an investment in the Japan Fund and increase the volatility of the Japan Fund’s net asset value per share.

Small Capitalization Risk. Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies.

Stock Market Risk. The Japan Fund’s investments will fluctuate in price. This means that the Japan Fund’s share price will go up and down, and Japan Fund shareholders can lose money. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment. The Japan Fund’s investments are subject to the following market-related risks, among others: geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Stock Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see

23

“Stock Market Risk” in the section titled “Additional Information Regarding the Funds’ Principal Risks” in this prospectus.

FUND’S PAST PERFORMANCE

The bar chart and performance table that follows illustrate the variability of the Japan Fund’s returns. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The performance of the comparative index does not reflect deductions for fees, expenses or taxes. Updated performance information, current through the most recent month end, is available on the Japan Fund’s website at www.commonwealthfunds.com.

JAPAN FUND

Year-by-year return as of 12/31 each year (%)

For the periods included in the bar chart:

Best Quarter 13.14%, 4th Quarter, 2020

Worst Quarter (17.97)%, 1st Quarter, 2020

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Average Annual Total Returns for Periods Ended December 31, 2023

	1 Year	5 Years	10 Years
Japan Fund
Return Before Taxes	14.15%	2.34%	2.58%
Return After Taxes on Distributions	14.36%	2.22%	2.52%
Return After Taxes on Distributions and Sale of Fund Shares	8.63%	1.90%	2.06%
Tokyo Stock Price Index (reflects no deduction for fees, expenses or taxes)	19.36%	7.02%	5.44%

After-tax returns are calculated using the historical highest U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Japan Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Management

FCA Corp is the investment adviser to the Japan Fund.

Portfolio Managers

Robert W. Scharar, Lead Portfolio Manager, has managed the Japan Fund since 1997.

Wesley Yuhnke, Assistant Portfolio Manager, has managed the Japan Fund since 2002.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 41 of this Prospectus.

25

COMMONWEALTH GLOBAL FUND (CNGLX)

Investment Objective

The investment objective of the Commonwealth Global Fund (the “Global Fund”) is to provide long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Global Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment) Redemption Fee (as a percentage of the amount redeemed or exchanged within 14 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees[1]	0.25%
Other Expenses	1.61%
Total Annual Fund Operating Expenses	2.61%

1	The Global Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year. The Board of Trustees has adopted a resolution to spend not more than 0.25% of the Global Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, March 1, 2025.

Example:

The following example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Global Fund’s operating expenses remain the same. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$264	$811	$1,385	$2,944

Portfolio Turnover

The Global Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Global Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Fund’s performance. During the most recent fiscal year ended October 31, 2023, the Global Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

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Principal Investment Strategies

The Global Fund invests primarily in U.S. and foreign equity securities (including common and preferred stock and securities convertible into common stock) and in debt securities. The Global Fund’s investments may include issuers of any market capitalization. Although the Global Fund can invest in companies from any country, it generally focuses on established companies in countries with developed economies. The Global Fund may invest in securities denominated in any currency. In addition to buying equity and debt securities, the Global Fund may invest in depositary receipts (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”)). ADRs are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. The Fund may also invest in EDRs, GDRs and in similar instruments representing foreign-traded depositary interests in securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing arrangements similar to ADRs. EDRs are generally designed for use in European securities markets. GDRs are receipts for foreign-based corporations that are traded in capital markets around the world. These depositary receipts may be sponsored or unsponsored. The depositary receipts in which the Fund invests are U.S. dollar-denominated.

Under normal market conditions, the Global Fund invests at least 40% of its net assets in the securities of, and depositary receipts represented by, foreign issuers. The Global Fund considers an issuer to be a foreign issuer if: (1) the issuer is organized under the laws of a jurisdiction other than those of the United States; (2) the securities of the issuer are listed on stock exchange outside the United States regardless of the country in which the issuer is organized; (3) the issuer derives 50% or more of its total revenue from goods and/or services produced or sold outside of the United States; or (4) the securities are issued or guaranteed by government entities other than the United States. The Global Fund may invest in shares of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”). The Global Fund may invest in emerging market countries. The Global Fund may invest in companies that focus on natural resources production, refining and development.

The Global Fund’s investments in debt securities may include obligations of governmental issuers, commercial paper and other companies regardless of credit quality and regardless of whether such securities are rated or unrated by nationally recognized statistical rating organizations (“NRSROs”). The determination as to whether to make a particular investment in debt securities is based on FCA Corp’s, the Global Fund’s investment adviser (“FCA Corp” or the “Adviser”), analysis of the risk of the debt security versus the price and return of such debt security. The Fund’s debt investments may include securities that are viewed as being of a credit quality that is below investment-grade (i.e., “junk bonds”) based on ratings established by NRSROs regardless of whether such debt security is rated or not.

The Global Fund may also engage in borrowing for cash management purposes. The Global Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Japan Fund may borrow up to one-third of its total assets (including the amount borrowed).

FCA Corp will attempt whenever possible to: (i) diversify among companies, industries, and without restriction to any particular region such as Asia or Europe or any particular country such as the United States or Japan; (ii) focus on companies with reasonable valuations; and (iii) generally focus on countries with developed economies. FCA Corp has long-term investment goals and its process seeks to identify potential portfolio investments that can be held over an indefinite time horizon.  FCA Corp evaluates its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political, or market events, changes in relative valuations (to both a company’s growth prospects and to other issuers), and liquidity requirements.  In selecting investments

27

for the Global Fund, FCA Corp will assess factors it deems relevant and applicable under the particular circumstances, including, among others:

•	Potential for capital appreciation (to both a company’s growth prospects and to other issuers);
•	Earnings growth potential and/or sustainability;
•	Price of security relative to historical and/or future cash flow;
•	Sustainable franchise value;
•	Price of a security relative to price of underlying stock, if a convertible security;
•	Yield on security relative to yield of other fixed-income securities;
•	Interest or dividend income;
•	Call and/or put features;
•	Price of a security relative to price of other comparable securities;
•	Size of issue; and
•	Impact of security on diversification of the portfolio.

FCA Corp will also seek to sell a security when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Global Fund, or in the course of adjusting the Global Fund’s emphasis(es) on a given country(ies) or sector(s). The Global Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity.

Principal Risks

An investment in the Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency. In addition, the Fund is subject to the following principal risks (presented alphabetically):

Borrowing Risk. Borrowing for investment purposes creates leverage, which will exaggerate the effect of any increase or decrease in the Global Fund’s net asset value and, therefore, may increase the volatility of the Global Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees) which may reduce the Global Fund’s total return. Unless the income and capital appreciation, if any, exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Global Fund.

Currency Risk. Investments that are denominated in a currency other than the U.S. dollar, or currency-related derivative instruments, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. When the Global Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the U.S. dollar. Risks associated with currency may also be exacerbated by foreign government exchange controls which may include, among others, banning the use of foreign currency within the country, fixed exchange rates, restricting currency exchange to government-approved exchangers, and restrictions on the amount of currency that may be imported or exported. In addition, the Global Fund may incur costs in connection with conversions between various currencies.

Debt Securities Risk. Investments in debt and/or fixed income securities tend to fluctuate inversely with changes in interest rates (i.e. if interest rates increase, the price of debt securities will generally decline). Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential income and/or gains from the Global Fund’s investments in fixed income securities

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denominated in a foreign currency. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Fund may invest in securities rated investment-grade or below investment-grade (“junk bonds”), and it may invest in debt securities that are of comparable quality that are not rated. The Global Fund could lose money or experience a lower rate of return if it holds junk bonds that are subject to higher credit risks and are less liquid than other fixed income or debt instruments. Junk bonds are often considered speculative and have significantly higher credit risk than investment-grade bonds.

Emerging Markets Risk. To the extent that the Global Fund invests in issuers located in emerging markets, the foreign securities risk may be heightened. Due to political changes, changes in taxation, or currency controls that could adversely affect investments located in emerging market countries, investments of this nature may be more volatile than investments made in the markets of more developed foreign countries with more mature economies. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. See also Risks Associated with Natural Resources and Commodity Investments.

Foreign Securities Risk. Foreign securities risks to which the Global Fund will be exposed include differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Global Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in foreign markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for the Global Fund to liquidate positions. This in turn may cause delays in the Global Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities. Although depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities. The issuers of unsponsored depositary receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depositary receipts. It may not be possible to hedge the risk of currency fluctuations in foreign countries. Additionally, although depositary receipts have risks similar to the securities that they represent, they may involve higher expenses, may trade at a discount (or premium) to the underlying security, may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange. To the extent that the Global Fund invests in issuers (or depositary receipts of issuers) located in emerging markets, the foreign securities risk may be heightened.

Management Risk. FCA Corp’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results. Additionally, FCA Corp’s reliance on investment strategy judgments about the "growth" potential of particular companies or the relative "value" of particular securities may prove to be incorrect or inconsistent with the overall market's assessment of these characteristics, which may result in lower-than-expected returns.

Operational Risk. The ability of the Global Fund to achieve its investment objective is contingent on a variety of factors, and perhaps most importantly, the ability of FCA Corp to implement the Global

29

Fund’s strategies effectively and efficiently. Any of these factors could negatively affect the performance of the Global Fund. Additionally, the Global Fund’s direct operations could negatively impact the Global Fund’s performance. For instance, because the Global Fund’s asset base may be considered small relative to other mutual funds, the Global Fund will operate with correspondingly higher total annual operating expenses. To the extent the Global Fund’s assets are not increased and the Global Fund’s expense ratios are not decreased, the Global Fund’s expenses will detract from its performance more significantly than with other mutual funds.

Risks Associated with Investments in Other Investment Companies. The Global Fund may invest in shares of other investment companies, including open-end funds and closed-end funds and ETFs. When the Global Fund invests in other investment companies and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Global Fund will incur higher expenses, many of which may be duplicative. In addition, the Global Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). ETFs and closed-end funds are subject to additional risks such as, its shares may trade above or below its net asset value or an active market may not develop.  The Global Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

Risks Associated with Natural Resources and Commodity Investments. Should the Global Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Global Fund. These companies may be affected by changes in overall market movements, commodity prices, interest rates, or sectors affecting a particular commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political and regulatory developments.

Sector Risk. The Global Fund may emphasize investment in one or more particular business sectors at times, which may cause the value of its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Global Fund. This may increase the risk of loss associated with an investment in the Global Fund and increase the volatility of the Global Fund’s net asset value per share.

Small Capitalization Risk. Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies.

Stock Market Risk. The Global Fund’s investments will fluctuate in price. This means that the Global Fund’s share price will go up and down, and Global Fund shareholders can lose money. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment. The Global Fund’s investments are subject to the following market-related risks, among others: geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Stock Market Risk,

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including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Stock Market Risk” in the section titled “Additional Information Regarding the Funds’ Principal Risks” in this prospectus.

FUND’S PAST PERFORMANCE

The bar chart and performance table that follows illustrate the variability of the Global Fund’s returns. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Global Fund will perform in the future. The information provides some indication of the risks of investing in the Global Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1-year, 5-year, and 10-year periods compare with those of a broad measure of market performance. The performance of the comparative index does not reflect deductions for fees, expenses or taxes. Updated performance information, current through the most recent month end, is available on the Global Fund’s website at www.commonwealthfunds.com.

GLOBAL FUND

Year-by-year return as of 12/31 each year (%)

For the periods included in the bar chart:

Best Quarter 16.64%, 2nd Quarter, 2020

Worst Quarter (22.45)%, 1st Quarter, 2020

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Average Annual Total Returns for Periods Ended December 31, 2023

	1 Year	5 Years	10 Years
Global Fund
Return Before Taxes	12.93%	7.50%	2.91%
Return After Taxes on Distributions	12.94%	7.45%	2.58%
Return After Taxes on Distributions and Sale of Fund Shares	7.66%	5.89%	2.21%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	24.42%	13.37%	9.18%

After-tax returns are calculated using the historical highest U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Global Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Management

FCA Corp is the investment adviser to the Global Fund.

Portfolio Managers

Robert W. Scharar, Lead Portfolio Manager, has managed the Global Fund since 2002.

Wesley Yuhnke, Assistant Portfolio Manager, has managed the Global Fund since 2002.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 41 of this Prospectus.

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COMMONWEALTH REAL ESTATE SECURITIES FUND (CNREX)

Investment Objective

The investment objective of the Commonwealth Real Estate Securities Fund (the “Real Estate Securities Fund”) is to provide long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Real Estate Securities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment) Redemption Fee (as a percentage of the amount redeemed or exchanged within 14 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees[1]	0.25%
Other Expenses	1.71%
Acquired Fund Fees and Expenses[2]	0.01%
Total Annual Fund Operating Expenses	2.72%

1	The Real Estate Securities Fund has adopted a Rule 12b-1 Plan that permits it to pay up to 0.35% of its average net assets each year. The Board of Trustees has adopted a resolution to spend not more than 0.25% of the Real Estate Securities Fund’s average net assets under the Rule 12b-1 Plan until, at the earliest, March 1, 2025.

2	The term “Acquired Fund Fees and Expenses” refers to other investment companies in which the Real Estate Securities Fund invests and represents the pro rata expense indirectly incurred by the Fund as a result of investing in other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and money market funds that have their own operating expenses. The Total Annual Fund Operating Expenses will not correlate to the ratio of net expenses to average net assets in the Real Estate Securities Fund’s financial highlights table.

Example

The following example is intended to help you compare the cost of investing in the Real Estate Securities Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Real Estate Securities Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Real Estate Securities Fund’s operating expenses remain the same. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$275	$844	$1,440	$3,051
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Portfolio Turnover

The Real Estate Securities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Real Estate Securities Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Real Estate Securities Fund’s performance. During the most recent fiscal year ended October 31, 2023, the Real Estate Securities Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Real Estate Securities Fund invests at least 80% of its net assets in real estate securities. Investments made by the Real Estate Securities Fund are in issuers in real estate and related industries (i.e., those issuers whose fortunes are impacted by the real estate market). The Real Estate Securities Fund invests primarily in equity securities (including common stock and preferred stock and securities convertible into common stock) as well as in the debt securities of companies in real estate industries, which may include commercial and/or residential real estate investment trusts (“REITs”), publicly traded real estate development companies, real estate management companies, building supply companies, timber companies, real property holdings and other publicly-traded companies involved in real estate related activities and industries. The Real Estate Securities Fund may invest in securities denominated in any currency. The Real Estate Securities Fund’s investments may include issuers of any market capitalization. In addition to buying equity and debt securities, the Real Estate Securities Fund may invest in depositary receipts (including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”)). ADRs are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. The Fund may also invest in EDRs, GDRs and in similar instruments representing foreign-traded depositary interests in securities of foreign companies. EDRs are receipts issued by a European financial institution evidencing arrangements similar to ADRs. EDRs are generally designed for use in European securities markets. GDRs are receipts for foreign-based corporations that are traded in capital markets around the world. These depositary receipts may be sponsored or unsponsored. The depositary receipts in which the Fund invests are U.S. dollar-denominated.

The Real Estate Securities Fund may invest in shares of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”). The Real Estate Securities Fund may invest in emerging market countries.

The Real Estate Securities Fund’s investments in debt securities may include obligations of governmental issuers, commercial paper and other companies regardless of credit quality and regardless of whether such securities are rated or unrated by nationally recognized statistical rating organizations (“NRSROs”). The determination as to whether to make a particular investment in debt securities is based on FCA Corp’s, the Real Estate Securities Fund’s investment adviser (“FCA Corp” or the “Adviser”), analysis of the risk of the debt security versus the price and return of such debt security. The Real Estate Securities Fund’s debt investments may include securities that are viewed as being of a credit quality that is below investment-grade (i.e., “junk bonds”) based on ratings established by NRSROs regardless of whether such debt security is rated or not.

The Real Estate Securities Fund may also engage in borrowing for cash management purposes. The Real Estate Securities Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Real Estate Securities Fund may borrow up to one-third of its total assets (including the amount borrowed).

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       FCA Corp has long-term investment goals and its process seeks to identify potential portfolio investments that can be held over an indefinite time horizon.  FCA Corp evaluates its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political, or market events, changes in relative valuations (to both a company’s growth prospects and to other issuers), and liquidity requirements.  In selecting investments for the Fund, FCA Corp will assess factors it deems relevant and applicable under the particular circumstances, including, among others:

•	Potential for capital appreciation (to both a company’s growth prospects and to other issuers);
•	Earnings growth potential and/or sustainability;
•	Price of security relative to historical and/or future cash flow;
•	Sustainable franchise value;
•	Price of a security relative to price of underlying stock, if a convertible security;
•	Yield on security relative to yield of other fixed-income securities;
•	Interest or dividend income;
•	Call and/or put features;
•	Price of a security relative to price of other comparable securities;
•	Size of issue; and
•	Impact of security on diversification of the portfolio.

FCA Corp will also seek to sell a security when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Real Estate Securities Fund, or in the course of adjusting the Real Estate Securities Fund’s emphasis(es) on a given sector(s). The Real Estate Securities Fund generally invests in equity securities with the view to hold them long-term and debt securities to hold to maturity.

Principal Risks

An investment in the Real Estate Securities Fund may lose value and is not guaranteed or insured by a bank, the Federal Deposit Insurance Corporation, or any other government agency. In addition, the Fund is subject to the following principal risks (presented alphabetically):

Borrowing Risk. Borrowing creates leverage, which will exaggerate the effect of any increase or decrease in the Real Estate Securities Fund’s net asset value and, therefore, may increase the volatility of the Real Estate Securities Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees) which may reduce the Real Estate Securities Fund’s total return. Unless the income and capital appreciation, if any, exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Real Estate Securities Fund.

Currency Risk. Investments that are denominated in a currency other than the U.S. dollar, or currency-related derivative instruments, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. When the Real Estate Securities Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the U.S. dollar. Risks associated with currency may also be exacerbated by foreign government exchange controls which may include, among others, banning the use of foreign currency within the country, fixed exchange rates, restricting currency exchange to government-approved exchangers, and restrictions on the amount of currency that may be imported or exported. In addition, the Real Estate Securities Fund may incur costs in connection with conversions between various currencies.

35

Debt Securities Risk. Investments in debt and/or fixed income securities tend to fluctuate inversely with changes in interest rates (i.e. if interest rates increase the price of debt securities will generally decline). Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Real Estate Securities Fund may invest in securities rated investment-grade or below investment-grade (“junk bonds”), and it may invest in debt securities that are of comparable quality that are not rated. The Real Estate Securities Fund could lose money or experience a lower rate of return if it holds junk bonds that are subject to higher credit risks and are less liquid than other fixed income or debt instruments. Junk bonds are often considered speculative and have significantly higher credit risk than investment-grade bonds.

Emerging Markets Risk. To the extent that the Real Estate Securities Fund invests in issuers located in emerging markets, the foreign securities risk may be heightened. Due to political changes, changes in taxation, or currency controls that could adversely affect investments located in emerging market countries, investments of this nature may be more volatile than investments made in the markets of more developed foreign countries with more mature economies. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. See also Risks Associated with Natural Resources and Commodity Investments.

Foreign Securities Risk. Foreign securities risks to which the Real Estate Securities Fund will be exposed include differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Real Estate Securities Fund may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in foreign markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for the Real Estate Securities Fund to liquidate positions. This in turn may cause delays in the Real Estate Securities Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities. Although depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities. The issuers of unsponsored depositary receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depositary receipts. It may not be possible to hedge the risk of currency fluctuations in foreign countries. Additionally, although depositary receipts have risks similar to the securities that they represent, they may involve higher expenses, may trade at a discount (or premium) to the underlying security, may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange. To the extent that the Fund invests in issuers (or depositary receipts of issuers) located in emerging markets, the foreign securities risk may be heightened.

Management Risk. FCA Corp’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results. Additionally, FCA Corp’s reliance on investment strategy judgments about the "growth" potential of particular companies or the

36

relative "value" of particular securities may prove to be incorrect or inconsistent with the overall market's assessment of these characteristics, which may result in lower-than-expected returns.

Operational Risk. The ability of the Real Estate Securities Fund to achieve its investment objective is contingent on a variety of factors, and perhaps most importantly, the ability of FCA Corp to implement the Real Estate Securities Fund’s strategies effectively and efficiently. Any of these factors could negatively affect the performance of the Real Estate Securities Fund. Additionally, the Real Estate Securities Fund’s direct operations could negatively impact the Fund’s performance. For instance, because the Real Estate Securities Fund’s asset base may be considered small relative to other mutual funds, the Real Estate Securities Fund will operate with correspondingly higher total annual operating expenses. To the extent the Real Estate Securities Fund’s assets are not increased and the Real Estate Securities Fund’s expense ratios are not decreased, the Real Estate Securities Fund’s expenses will detract from its performance more significantly than with other mutual funds.

Risks Associated with Investments in Other Investment Companies. The Real Estate Securities Fund may invest in shares of other investment companies, including open-end funds and closed-end funds and ETFs. When the Real Estate Securities Fund invests in other investment companies and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Real Estate Securities Fund will incur higher expenses, many of which may be duplicative. In addition, the Real Estate Securities Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of derivative transactions by the underlying funds). ETFs and closed-end funds are subject to additional risks such as, its shares may trade above or below its net asset value or an active market may not develop.  The Real Estate Securities Fund has no control over the investments and related risks taken by the underlying funds in which it invests.

Risks Associated with Real Estate Investment Trusts. The Real Estate Securities Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Real Estate Securities Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Real Estate Securities Fund. The Real Estate Securities Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws.

Additionally, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify

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for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”).

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investments in REITs also involve the following risks: limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

Small Capitalization Risk. Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies.

Stock Market Risk. The Real Estate Securities Fund’s investments will fluctuate in price. This means that the Real Estate Securities Fund’s share price will go up and down, and Real Estate Securities Fund shareholders can lose money. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment. The Real Estate Fund’s investments are subject to the following market-related risks, among others: geopolitical risks, including wars, terrorism, government shutdowns, and concerns about sovereign debt; natural and environmental disasters, including earthquakes, tsunamis and hurricanes; widespread disease, including pandemics and epidemics; and market manipulation and other fraudulent practices. For additional information regarding Stock Market Risk, including the effect of pandemics such as the novel coronavirus disease, on financial markets, please see “Stock Market Risk” in the section titled “Additional Information Regarding the Funds’ Principal Risks” in this prospectus.

FUND’S PAST PERFORMANCE

The bar chart and performance table that follows illustrate the variability of the Real Estate Securities Fund’s returns. The Real Estate Securities Fund’s past performance (before and after taxes) does not necessarily indicate how the Real Estate Securities Fund will perform in the future. The information provides some indication of the risks of investing in the Real Estate Securities Fund by showing changes in its performance from year to year and by showing how its average annual returns for 1-year, 5-year, and 10-year periods compare with those of a broad measure of market performance. The performance of the comparative index does not reflect deductions for fees, expenses or taxes. Updated performance information, current through the most recent month end, is available on the Real Estate Securities Fund’s website at www.commonwealthfunds.com.

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REAL ESTATE SECURITIES FUND

Year-by-year return as of 12/31 each year (%)

For the periods included in the bar chart:

Best Quarter 20.34%, 4th Quarter, 2023

Worst Quarter (30.22)%, 1st Quarter, 2020

Average Annual Total Returns for the Period Ended December 31, 2023

	1 Year	5 Years	10 Years
Real Estate Securities Fund
Return Before Taxes	23.54%	9.52%	6.41%
Return After Taxes on Distributions	23.54%	9.41%	6.30%
Return After Taxes on Distributions and Sale of Fund Shares	13.93%	7.53%	5.15%
MSCI US REIT Index (reflects no deduction for fees, expenses or taxes)	13.73%	7.40%	7.60%

After-tax returns are calculated using the historical highest U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Real Estate Securities Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

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Management

FCA Corp is the investment adviser to the Real Estate Securities Fund.

Portfolio Managers

Robert W. Scharar, Lead Portfolio Manager, has managed the Real Estate Securities Fund since 2002.

Wesley Yuhnke, Assistant Portfolio Manager, has managed the Real Estate Securities Fund since 2002.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 41 of this Prospectus.

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COMMONWEALTH AUSTRALIA/NEW ZEALAND FUND

AFRICA FUND

COMMONWEALTH JAPAN FUND

COMMONWEALTH GLOBAL FUND

COMMONWEALTH REAL ESTATE SECURITIES FUND

INFORMATION RELEVANT TO ALL FUNDS

Purchase and Sale of Fund Shares

Minimum Initial Investment Requirement

$200

Minimum Additional Investment Requirement

None

You may purchase, redeem (sell) or exchange your shares of a Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request to Commonwealth International Series Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707, by telephone at 1-888-345-1898 or through your financial intermediary. Please refer to “Buying and Selling Shares” in this prospectus for additional information.

Tax Information

A Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT

THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES

Principal Objectives and Investment Strategies

The investment objective of each series portfolio of the Trust – the Australia/New Zealand Fund; the Africa Fund; the Japan Fund; the Global Fund; and the Real Estate Securities Fund – is to provide long-term capital appreciation and current income.

Under normal market conditions, each Fund (other than the Global Fund) invests at least 80% of its assets in the country (or countries for the Africa Fund and the Australia/New Zealand Fund) or asset class specified in its name (i.e. Japan, Africa, Australia/New Zealand or real estate securities). “Assets” means net assets, plus the amount of borrowings for investment purposes. The 80% investment will be comprised of securities of issuers organized under the particular country’s (or countries for the Africa Fund and the Australia/New Zealand Fund) law (i.e., Japan, Africa, Australia or New Zealand); issuers that are listed on the particular country’s or countries’ stock exchanges (i.e., Japan, Africa, Australia or New Zealand) regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in the particular country (or countries for the Africa Fund) (i.e., Japan, Africa, Australia or New Zealand); and issues of government entities of the particular country or countries (i.e., Japan, Africa, Australia or New Zealand). Investments made by the Real Estate Securities Fund are in issuers in real estate and related industries (i.e., those issuers whose fortunes are impacted by the real estate market). Each Fund’s 80% investment strategy (other than the Global Fund) can be changed without shareholder approval. Under normal market conditions, the Global Fund invests at least 40% of its net assets in the securities of, and depositary receipts represented by, foreign issuers. Shareholders will be given 60 days advance notice if any Fund decides to change its strategy.

In addition to buying equity and debt securities, the Funds may invest in sponsored and un-sponsored depositary receipts related to the designated securities. Depositary receipts are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Depositary receipts are publicly traded on exchanges or over-the-counter in the United States. Depositary receipts, in which the Funds may invest, are receipts for foreign-based corporations traded in capital markets around the world that are not U.S. dollar denominated. Although depositary receipts provide a convenient means to invest in non-U.S. securities, these investments involve risks generally similar to investments directly in foreign securities. Further discussion about these risks can be found below under the section “The Funds’ Principal Risks.” Depositary receipts may, or may not, be sponsored by the issuer. There are certain risks and costs associated with investments in un-sponsored depositary receipt programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker-dealers), the underlying agreement for payment and service is between the depository and the shareholders. Expenses related to the issuance, cancellation and transfer of the depositary receipts, as well as costs of custody and dividend payment services may be passed through, in whole or in part, to shareholders. The availability of regular reports regarding the issuer is also a risk as they may not as readily be available in a timely fashion for review by the Funds’ investment adviser, FCA Corp.

Investments in debt securities may include obligations of governmental issuers, as well as obligations of companies regardless of credit quality, including those below investment-grade as determined by NRSROs or if unrated, as determined by FCA Corp (i.e., junk bonds). The Funds may invest in commercial paper without regard to credit quality. The credit quality of a security is assessed prior to the time of purchase. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be downgraded, or in the case of a security that is unrated, FCA Corp may determine that the credit quality of the security since its original purchase has deteriorated.

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In seeking to reduce downside risk, FCA Corp will attempt whenever possible to: (i) diversify among companies, industries, and as to the Global Fund without restriction to any particular region such as Asia or Europe or any particular country such as the United States or Japan; (ii) focus on companies with reasonable valuations; and (iii) as to the Global Fund, generally focus on countries with developed economies. FCA Corp will also seek to sell a security when it believes its price is unlikely to appreciate longer term, other comparable investments offer better opportunities for the Funds, or in the course of adjusting one or more of the Fund’s emphasis(es) on a given country(ies) or sector(s).

Each Fund generally invests in equity securities, without regard to capitalization, with the view to hold them long-term and debt securities to hold to maturity.

A particular Fund may experience higher or lower portfolio turnover ratios in certain years. Factors influencing portfolio turnover include, but are not limited to the following: rebalancing portfolio securities to take advantage of long-term opportunities and/or to reallocate between fixed income and equity securities; investing new Fund subscriptions, Fund income or security sales proceeds; and/or selling securities to cover shareholder redemptions. As portfolio turnover may involve paying brokerage commissions and other transactions costs, there could be additional expenses for such Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains. Any distributions resulting from such gains will be considered ordinary income for U.S. federal income tax purposes. See the “Financial Highlights” section of this Prospectus for the Funds’ portfolio turnover rates for prior periods.

Each Fund may, for the purposes of generating additional income, lend its portfolio securities to broker/dealers and other institutional investors.

The Funds may also engage in borrowing for cash management purposes. The Funds may borrow to the maximum extent permitted by applicable law, which generally means that the Funds may borrow up to one-third of their respective total assets.

As a non-principal investment strategy, each Fund may invest in certain derivatives. Each Fund is a limited derivatives user in accordance with Rule 18f-4 of the 1940 Act and the Funds’ derivatives policy. The Funds may engage in options and foreign currency forward transactions, which are sometimes referred to as derivative transactions. The derivative transactions that the Funds may purchase or sell (write) include exchange-traded put or call options on stocks or stock indices. The Funds also may purchase or sell (write) index foreign currency forward contracts or options on such contracts. The Funds may use derivatives in various ways, including as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes.  Under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics.  The Funds may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk.  The Funds may also use derivatives for leverage, to manage cash and to generate premium income.

Australia/New Zealand Fund

The Australia/New Zealand Fund invests primarily in equity securities, without regard to capitalization, including common and preferred stock and securities convertible into common stock, and debt securities denominated in one of those countries’ currencies and securities of Australian/New Zealand issuers. Australian/New Zealand issuers include: issuers that are organized under Australian or New Zealand law; issuers that are listed on the Australian and/or New Zealand stock exchanges regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Australia and/or New Zealand; and Australian and/or New Zealand government entities. The Australia/New Zealand Fund may also consider an issuer to be an Australian or

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New Zealand issuer if it issues securities denominated in the local currency of either Australia or New Zealand.

Africa Fund

The Africa Fund invests primarily in equity securities, without regard to capitalization, including common and preferred stock and securities convertible into common stock, and debt securities denominated in African currencies and securities of African issuers. African issuers include: issuers that are organized under the laws of a country located on the continent of Africa; issuers that are listed on a stock exchange of a country located in Africa regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in one or more countries in Africa; and government entities of countries located in Africa. The Africa Fund may also consider an issuer to be an African issuer if its issues securities denominated in a local currency of a country located on the continent of Africa.

Japan Fund

The Japan Fund invests primarily in equity securities, without regard to capitalization, including common and preferred stock and securities convertible into common stock, and debt securities denominated in Yen and securities of Japanese issuers. Japanese issuers include issuers that are organized under Japanese law; issuers that are listed on one of more of the Japanese stock exchanges, regardless of the country in which the issuer is organized; issuers that derive 50% or more of their total revenue from goods and/or services produced or sold in Japan; and Japanese government entities. The Japan Fund may also consider an issuer to be a Japanese issuer if it issues securities denominated in the Japanese Yen. The Japan Fund may invest in companies that focus on natural resources production, refining and development.

Global Fund

The Global Fund invests primarily in U.S. and foreign equity securities, without regard to capitalization, including common and preferred stock and securities convertible into common stock, and debt securities. Although the Fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.

Real Estate Securities Fund

The Real Estate Securities Fund invests primarily in equity securities, without regard to capitalization, including common stock and preferred stock and securities convertible into common stock, and debt securities of companies in real estate industries, which may include commercial and residential REITs, publicly traded real estate development companies, real estate management companies, building supply companies, timber companies, real property holdings and other publicly-traded companies involved in real estate related activities and industries. The Real Estate Securities Fund may invest in companies that focus on natural resources production, refining and development.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS

Borrowing Risk (Each Fund): Borrowing creates leverage, which will exaggerate the effect of any increase or decrease in a Fund’s net asset value and, therefore, may increase the volatility of that Fund. Money borrowed will be subject to interest and other costs (that may include commitment fees) which may reduce a Fund’s total return. Unless the income and capital appreciation, if any, exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Funds.

Currency Risk (Each Fund): Investments that are denominated in a currency other than the U.S. dollar, or currency-related derivative instruments, are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Funds may try to hedge these risks by investing in foreign currencies and in currency-related derivatives, such as currency futures contracts, forward foreign currency exchange contracts, options thereon, or any combination thereof, but there can be no assurance that such strategies will be effective. Currency-related derivatives typically involve the use of leverage and, as a result, a small investment in such instruments could have a potentially large impact on the Fund’s performance. Such instruments also may be subject to the risks noted below under “Derivatives Risk.”

Cyber Security Risks (Each Fund): The Adviser and the Funds’ service providers’ use of the internet, technology and information systems may expose the Funds to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of a Fund’s net asset value (“NAV”) or data; access by an unauthorized party to proprietary information or Fund assets; and data corruption or loss of operations functionality. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which each invests or with which each does business.

Debt Securities Risk (Each Fund): Investments in debt and/or fixed income securities also contain risk factors. The value of these securities tends to fluctuate inversely with changes in interest rates. Changes in an issuer’s financial strength or creditworthiness also can affect the value of the securities it issues. Convertible and preferred stocks, which have some characteristics of both equity and fixed income securities, also contain, to varying degrees depending on their structure, the associated risks of each. The Funds may invest in various rated investment-grade securities, including securities rated below investment-grade (“junk bond”), and they may invest in debt securities that are of comparable quality that are not rated. The Funds could lose money or experience a lower rate of return if they hold junk bonds that are subject to higher credit risks and are less liquid than other fixed income or debt instruments. Junk bonds are often considered speculative and have significantly higher credit risk than investment-grade bonds.

Emerging Markets Risk (Africa Fund, Global Fund and Real Estate Securities Fund): To the extent that a Fund invests in issuers located in emerging markets, the foreign securities risk may be heightened. Due to political changes, changes in taxation, or currency controls that could adversely affect investments located in emerging market countries, investments of this nature may be more volatile than investments made in the markets of more developed foreign countries with more mature economies. Economies in emerging market countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. A Fund may invest in countries which are susceptible to fluctuations in certain commodity markets. Any negative changes in

45

commodity markets could have an adverse impact on those economies. In addition, companies in the materials and/or natural resources sector may be adversely impacted by the volatility of commodity prices, exchange rates, depletion of resources, over-production, litigation and government regulations, among other factors. Also, companies in the materials and/or natural resources sector are at risk of liability for environmental damage and product liability claims.

Foreign Securities Risk (Each Fund): The risks associated with foreign issuers are different from the risks associated with securities of U.S. issuers. Foreign securities risks to which the Funds will be exposed include differences in securities markets in other countries, in tax policies, in the level of regulation and in accounting standards, as well as risks associated with fluctuations in currency values. Further, there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The Funds may not be able to participate in rights and offerings that are not registered for sale to a U.S. investor. Securities in these markets also are generally less liquid and have greater price fluctuation than is typical in the U.S. for securities of comparable issuers. Transactions in foreign securities generally involve currency exchange cost and risk and often take longer to settle than do securities in the U.S., which may make it more difficult for a Fund to liquidate positions. This, in turn, may cause delays in a Fund’s receipt of proceeds and an associated loss of potential dividend and interest income or the incurrence of interest cost on debt incurred to cover the period required until the receipt of the proceeds of these same securities.

Operational Risk (Each Fund): The ability of a Fund to achieve its investment objective is contingent on a variety of factors, and perhaps most importantly, the ability of FCA Corp to implement a Fund’s strategy effectively and efficiently. Any of these factors could negatively affect the performance of a Fund. Additionally, a Fund’s direct operations could negatively impact its performance. For instance, because a Fund’s asset base may be considered small relative to other mutual funds, the Fund may operate with correspondingly higher total annual operating expenses. To the extent a Fund’s assets are not increased and its expense ratio is not decreased, the Fund’s expenses will detract from its performance more significantly than with other mutual funds with lower expense ratios.

Power Generation Companies’ Risk (Australia/New Zealand Fund): Issuers of securities of power generation companies may be adversely impacted by the following factors: changes in the levels and volatility of global energy prices, global supply and demand, and capital expenditures on the exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; and energy conservation efforts, increased competition and technological advances. Companies in this industry may be subject to substantial government regulation which may increase the cost of doing business and limit earnings. A significant portion of a power generation company’s revenue may come from a relatively small number of customers, including governmental entities and utilities. Power companies may operate or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Power generation companies may also be significantly impacted by the supply of, and demand for, specific products, such as electricity, oil and natural gas, and services, exploration and production spending, government subsidization, world events and general economic conditions in certain countries or regions. Acts of war or terrorism, such as the Russia-Ukraine war and the Israeli-Hamas war could result in supply problems and market disruptions for companies engaged in power generation.

Risks Associated with Investments in Certain Regions (Each Fund): The Africa Fund, the Australia/New Zealand Fund, and the Japan Fund, by focusing their investments on African issuers, Australian and New Zealand issuers, and Japan issuers, respectively, may be exposed to additional risks that other funds that invest in securities of issuers in a broader region may not be exposed. For instance, financial, economic or political instabilities that impact a specific country (such as African countries, Australia and/or New Zealand, and Japan), but that do not impact the broader Pacific-rim region (for the

46

Australia/New Zealand and Japan Fund), could impact a Fund to a larger degree than other mutual funds that invest in securities of issuers in a broader geographical area.

Risks Associated with Investments in Other Investment Companies (Each Fund): Each of the Funds may invest in shares of other investment companies, including open-end funds and closed-end funds and ETFs. When a Fund invests in other investment companies and ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company or ETF. Therefore, a Fund will incur higher expenses, many of which may be duplicative. In addition, a Fund’s performance will be affected by the performance of the underlying funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop.  The Funds have no control over the investments and related risks taken by the underlying funds in which they invest.

ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) ETF’s shares may trade at a market price above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Risks Associated with Natural Resources and Commodity Investments (Each Fund): Should a Fund invest in securities of companies involved in oil and gas, timber or mining activities, such investments will involve an increased number of risks, including geological risks, environmental liabilities, governmental regulations, and other risks involved in exploration, mining, distribution and marketing oil, gas, and other minerals, which can result in a higher degree of overall risk for the Fund.

Risks Associated with Real Estate Investment Trusts (Real Estate Securities Fund): The Real Estate Securities Fund may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Real Estate Securities Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Real Estate Securities Fund. Because the Real Estate Securities Fund may invest in real estate related industries, the Fund will be subject to risks similar to those associated with the direct ownership of real estate, including: declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, changes in interest rates and changes in the tax laws.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any

47

credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Finally, investments in REITs also involve the following risks: limited financial resources, infrequent or limited trading, and abrupt or erratic price movements.

Sector Risk (Australia/New Zealand Fund, Africa Fund, Japan Fund and Global Fund): Each Fund may emphasize investment in one or more particular business sectors at times, which may cause the value of its share price to be more susceptible to the financial, market, or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. This may increase the risk of loss associated with an investment in each Fund and increase the volatility of the Fund’s net asset value per share.

Small Capitalization Risk (Each Fund): Investing in small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. In addition, the earnings and prospects of smaller companies may be more volatile than those of larger companies and smaller companies may experience higher failure rates than do larger companies. As a result, stocks of small capitalization companies may decline significantly in market downturns. These securities may be traded over-the-counter or listed on an exchange.

Stock Market Risk (Each Fund): Each Fund’s investments will fluctuate in price. This means that the Funds’ share prices will go up and down, and Fund shareholders can lose money. From time to time, each Fund’s performance may be better or worse than funds with similar investment policies. Because of their specialized nature (foreign securities or real estate securities), each Fund should be considered a part of an overall investment program and not as a balanced investment program. Investments in stocks of any type involve risk because stock prices have no guaranteed value. Stock prices may fluctuate — at times dramatically — in response to various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic segment. Stock prices may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector.

The Funds are subject to the risk that geopolitical and other events may disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of a Fund’s investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Russia's recent military incursions in Ukraine have led to, and may lead to, additional sanctions being levied by the United States, European Union and other countries against Russia. Russia's military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Funds’ investments, even beyond any direct exposure the

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Funds may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by Russian military action or resulting sanctions may magnify the impact of other risks described in this section. Most recently, Hamas militants launched a brutal terror attack against southern Israel on October 7, 2023, and, in response, Israel declared war on Hamas and Israeli Defense Forces invaded the Gaza Strip. Actual hostilities, such as the Israel-Hamas war, or the threat of future hostilities in the broader Middle East region may cause significant volatility and disruption to the securities markets, and adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future.

Securities markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this section will likely increase. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Similarly, political events within the U.S. and other countries at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. and global economies, decrease the value of Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds.

War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of each Fund’s investments.

Widespread disease, including pandemics and epidemics, may also affect financial markets. For example, the novel coronavirus disease (COVID-19) that was declared a public health emergency of international concern beginning in January 2020 and ending in May 2023 resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets.

Transportation Operating Companies Risk (Australia/New Zealand Fund): Transportation operations companies are subject to risks associated with fleet integrity and safety and driver safety and retention. These are subject to external influences, particularly weather events, natural disasters, traffic, and road conditions. Transportation companies also are subject to risks such as business disruptions, including accidents, losses of cargo or supply chain disruption.

Newer risks facing the transportation industry include advancing technology, cyber-security risk, and market fluctuations created by international trade disputes. Additionally, potentially worsening driver

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shortage, regulatory compliance and infrastructure problems may be risk factors for transportation operations companies.

Other Investment Risks

Derivatives Risk (Each Fund): The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. If a Fund uses derivatives to “hedge” the overall risk of its portfolio, it is possible that the hedge may not succeed. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

See also “Risk Factors,” and “Investment Policies,” and “Investment Restrictions” discussed in the Statement of Additional Information (“SAI”) that is incorporated herein by reference and made a part hereof.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI. Complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

GENERAL INFORMATION

General

The Funds have authority, but it is not a principal investment strategy, to invest in money market instruments of U.S. or foreign issuers. They may invest in instruments issued or backed by U.S. or foreign banks or savings associations. Under normal market conditions, the Funds may invest up to 5% of their assets in interest-bearing savings deposits of commercial or savings banks. For temporary defensive purposes under unusual market conditions, the Funds may invest in these instruments without limit, which can cause the Funds to fail to meet their investment objectives during such periods and lose benefits when markets begin to improve. The Funds may also lend their portfolio securities in an amount up to 5% of their net assets. These loans will be fully collateralized at all times. The Funds may, but are not obligated to, enter into forward foreign currency exchange contracts to hedge against fluctuations in exchange rates between the U.S. and foreign currencies.

The Funds’ Investment Adviser

The Funds’ investment adviser, FCA Corp, which is registered with the SEC as an investment adviser, is located at 791 Town & Country Blvd., Suite 250, Houston, Texas 77024. FCA Corp acts as investment adviser to all five Funds, as well as to other entities focusing on real estate and other investment related activities and carries on other financial planning and investment advisory activities for its clients. FCA Corp manages each Fund’s portfolio investments and places orders for Fund portfolio transactions. For its services, it receives advisory fees from each Fund that are based on 0.75% of each Fund’s average net assets.

FCA Corp has entered into a written expense limitation agreement under which it has agreed to limit the total annual operating expenses of the Africa Fund and the Japan Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage

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commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.50% of the respective Fund’s average daily net assets. This expense limitation agreement may be terminated by FCA Corp or the Trust at any time after February 28, 2025. FCA Corp may recoup any waived fees and reimbursed expenses from the respective Fund pursuant to this agreement if such recoupment does not cause the Fund to exceed the expense limitation in place at the time the fee was waived and/or expenses were reimbursed and such recoupment is made within three years after the year in which FCA Corp incurred the expense. A discussion regarding the basis of the Board’s renewal of the Investment Advisory Agreement with FCA Corp and each of the Funds is available in the Funds’ Semi-Annual Report to shareholders for the period ended April 30, 2023.

For the fiscal year ended October 31, 2023, the Advisor received an aggregate fee for investment advisory services performed, expressed as a percentage of average net assets as follows:

Fund	Aggregate Advisory Fee Received for the Fiscal Year Ended October 31, 2023 (as a percentage of average net assets)
Australia/New Zealand Fund	0.75%
Africa Fund	0.00%
Japan Fund	0.00%
Global Fund	0.75%
Real Estate Securities Fund	0.75%

As of October 31, 2023, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements in the amounts indicated below.

	Africa Fund	Japan Fund
Recoverable Through
October 31, 2024	$72,998	$88,264
October 31, 2025	$80,809	$91,747
October 31, 2026	$80,585	$94,303

The Funds’ Portfolio Managers

ROBERT W. SCHARAR, Lead Portfolio Manager

Mr. Scharar is primarily responsible for the management of the portfolios for the Australia/New Zealand Fund, the Africa Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund. Mr. Scharar is President and Director of FCA Corp, based in Houston, Texas, and has primarily worked in this capacity since 1975 (including its predecessor firm). He received his AA degree from Polk Community College in 1968 and his BS in Accounting from the University of Florida in 1970. He received his MBA and JD from Northeastern University in 1971 and 1974, respectively; and an LLM in Taxation from Boston University Law School in 1979. Mr. Scharar is a member of the Florida and Massachusetts Bars and is a Certified Public Accountant (Florida). Mr. Scharar is a director and past president of the American Association of Attorney-CPAs. He is a director, manager, and/or officer of the following entities: Blantyre Hotels, Ltd. (Malawi), NICO Capital Corp, Africap, LLC, NICO Holdings, Ltd. (Malawi), First Commonwealth Holdings Corporation, First Commonwealth Mortgage Trust, Holly Mortgage Trust, subsidiary companies at some of the above, and other closely held FCA advised entities and non-FCA related entities.

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WESLEY YUHNKE, Assistant Portfolio Manager

Mr. Yuhnke is the Assistant Portfolio Manager for the Australia/New Zealand Fund, the Africa Fund, the Japan Fund, the Global Fund and the Real Estate Securities Fund. Mr. Yuhnke joined FCA Corp in May 2002 and was appointed Assistant Portfolio Manager in August 2002. Prior to joining FCA Corp, he attended Stephen F. Austin State University where he received his BBA in Finance. While there he was the recipient of the A.G. Edwards Portfolio Management Award. Mr. Yuhnke earned his MBA with emphasis in Finance from Texas Tech University. He currently serves in a dual role as an Assistant Portfolio Manager to the Funds and Chief Investment Officer of FCA Corp.

The Funds’ SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed by the Portfolio Managers and each Portfolio Managers’ ownership of the shares of the Funds.

Transactions with Affiliates

FCA Corp and the Trust have policies and procedures in place that regulate the activities of each in situations where conflicts of interest could be detrimental to a Fund or its shareholders. The Board reviews reports provided quarterly on these matters to confirm that the Funds are in compliance with these policies and procedures regarding these activities and relevant SEC regulations.

Privacy and Cybersecurity

As technology transforms the way information is collected and distributed, the Funds have implemented a number of practices for safeguarding the privacy and security of financial information relating to the Funds’ shareholders. The Funds employ safeguards to protect customer information and to prevent fraud.

BUYING AND SELLING SHARES

How the Funds Value Their Shares

The net asset value (“NAV”) of each Fund is determined once daily, normally at the close of business of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time (“ET”), and reflects the fair value of the Fund’s aggregate assets less its liabilities. The NYSE is open for business every day other than weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day. Assets and liabilities denominated in foreign currencies are translated into U.S. currency using an exchange rate obtained from an independent third party. With respect to securities that are primarily listed on foreign exchanges, the value of the Funds’ portfolio securities may change on days when you will not be able to purchase or sell your Fund shares.

Each Fund’s assets are valued normally on the basis of market quotations or official closing prices or, if there is no recent last sales price available, reference is made to at the last mean quotation in the principal market in which the securities are normally traded. Equity securities that are traded on the NASDAQ National Market System, for which quotations are readily available, are valued at the official closing price. Options are valued at the last quoted sales price. If there is no such reported sale on valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent

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ask price. If a Fund determines that market quotations or official closing prices are not readily available or do not accurately reflect the fair value for a security, the fair value of the security or securities will be determined in good faith by FCA Corp as the Funds’ Valuation Designee in accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, FCA Corp may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, but prior to the close of the U.S. market. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The Funds may use pricing services to help determine fair value.

When pricing securities using the fair value guidelines established by the Board of Trustees, FCA Corp seeks to assign the value that represents the amount that a Fund might reasonably expect to receive upon a current sale of the securities. However, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the fair value methodology is inappropriate. FCA Corp will adjust the fair values assigned to securities in the portfolio, to the extent necessary, as soon as market prices become available. FCA Corp continually monitors and evaluates the appropriateness of its fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in a Fund’s portfolio.

Debt securities are priced either by using a market quotation or an independent pricing service. The pricing service may use one or more pricing models.

With respect to any portion of a Fund’s assets that are invested in one or more open-end investment management companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests. These Funds’ prospectuses explain the circumstances under which these funds may use fair value pricing and the effects of using fair value pricing.

Share Certificates. The Funds will not issue share certificates.

Telephone Transactions. Telephone redemption privileges are automatically granted unless you decline on your Investment Application. You will be liable for any fraudulent order as long as the Fund has taken reasonable steps to ensure that the order was proper and that the order was genuine. Also note that during unusual market conditions, you may experience delays in placing telephone orders. (See below “Purchasing Fund Shares” and “Redeeming Fund Shares.”) If you own shares in an IRA, you will be asked whether or not the Funds should withhold U.S. federal income tax.

Abusive Trading Policy. Frequent short-term purchases, redemptions or exchanges in Fund shares (“market timing” or “frequent trading activities”) may result in a dilution in the value of Fund shares for other shareholders. Such activity may create transaction costs that are borne by all shareholders, may disrupt the orderly management of the Funds’ portfolio investments, and may affect the Funds’ cost and performance for other shareholders. Because certain of the Funds invest in foreign securities, they are subject to the risk of market timing or frequent trading activities by investors who are seeking to predict

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current and future market movements or who believe that trading in those Funds will allow them to take advantage of time differences between the U.S. and some foreign markets. The Funds do not accommodate these frequent purchases and redemptions. The Funds’ Board has adopted policies to discourage such activities and has approved procedures to implement those policies. The Funds seek to monitor trading activity in the Funds’ shares and examine a number of factors to detect trading patterns in Fund shares, including (but not limited to) the frequency, size and/or timing of investors’ transactions in Fund shares. In addition, to further combat market timing the Funds’ Board has adopted a redemption fee on sales of shares held fourteen (14) calendar days or less.

Each Fund reserves the right to reject any purchase or exchange order or to limit, suspend, and/or permanently terminate, the right to purchase or exchange shares or the telephone order privilege from any investor or group of investors for any reason, without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. The Fund, among other factors, may consider the trading history of accounts under common ownership or control in this determination.

The Funds’ policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify investors who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading. However, the Fund has established information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act that may involve sharing of certain information about you and your account, and will otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

The Funds’ abusive trading policies, including the use of fair value pricing and application of the redemption fee, among other procedures, are intended to discourage such activities, although there can be no assurance that a Fund will eliminate such activities.

Online Account. You may open an account online by visiting our website at www.commonwealthfunds.com and click on the “My Account” button to begin the account opening process. By clicking the “My Account” button you will be provided with the information necessary to open an online account. If you have any questions, please call the Transfer Agent at 1-888-345-1898.

Purchasing Fund Shares

You may purchase shares on any “business day.” Business days are Monday through Friday, other than days the NYSE is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All purchases must be in U.S. dollars. Cash, third-party checks, money orders, credit card convenience checks, travelers checks, cashier’s checks, checks drawn on banks outside of the U.S., and other checks deemed to be high risk will not be accepted. Basic starter checks are not accepted for the initial investment, but will be accepted for subsequent investments. To guard against check fraud, the Funds will not accept checks made payable to third parties. Automated Clearing House (ACH) transactions are not available for initial purchases unless opening an account online.

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By sending your check to the Fund’s transfer agent, please be aware that you are authorizing the transfer agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the transfer agent receives your payment in the amount of your check; no additional amount will be added to your total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If the transfer agent cannot post your transaction electronically, you authorize the transfer agent to present an image copy of your check for payment.

You may use any of the following methods to purchase Fund shares.

Through Financial Intermediaries:

You may place your order through any financial intermediary authorized to take orders for a Fund. Financial intermediaries include broker-dealers; banks; insurance company separate accounts; investment advisers; administrators or trustees of tax-deferred savings plans (“Financial Intermediaries”), such as a 401(k) retirement plan; or a 529 college savings plan that maintains an omnibus account with a Fund for trading on behalf of its customers or participants. If the order is transmitted to the Financial Intermediary by 4:00 p.m. ET, it will be priced at the NAV per share determined on that day. Orders received after 4:00 p.m. by the financial intermediary will receive the NAV per share determined the next day.

In connection with the maintenance of your investment where you have purchase shares through a financial intermediary, the Funds may make payments to such a financial intermediary for the provision of certain administrative services, transaction processing services and/or other shareholder support services. These types of payments may be referred to generally as “networking” and “sub-accounting fees.” Fees for networking support a centralized electronic system through which customer account level activity can be exchanged between the Funds and financial intermediaries. Sub-accounting fees are generally made in circumstances where a financial intermediary maintains an omnibus account with the Fund. You can ask your financial intermediary about any payments it may receive from the Funds, as well as about fees and/or commissions it charges.

Through the Transfer Agent:

You may place orders directly with the Funds by mailing a completed Investment Application with a check or other negotiable bank draft (payable to the applicable Fund) to the Funds at:

By First Class Mail Commonwealth International Series Trust [Name of Fund] c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Express Mail or Overnight Deliveries Commonwealth International Series Trust [Name of Fund] c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Remember to make your check for at least $200, the minimum initial investment)

Investing By Wire:

You may purchase shares by wire if you have an account with a commercial bank that is a member of the U.S. Federal Reserve System. The transfer agent does not charge a wire fee but, you should be aware that your bank may charge a fee for this service.

For an initial investment by wire, you must first call 1-888-345-1898 to notify the Fund that you intend to purchase shares by wire and, receive wire instructions. Prior to initiating the wire you need to

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complete an application and submit it to the transfer agent at the address listed below. The transfer agent will assign you an account number.

Note that the wire should include:

•	your name and address;
•	your Fund account number; and
•	your social security or tax identification number.
By First Class Mail Commonwealth International Series Trust [Name of Fund] c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Express Mail or Overnight Deliveries Commonwealth International Series Trust [Name of Fund] c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

For subsequent investments by wire, please call 1-888-345-1898 before wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.

Telephone Investment:

After you have opened your account, you may make additional investments by telephone.

You may place a telephone order by calling the Funds’ transfer agent at 1-888-345-1898.

The minimum purchase of a Fund via the telephone is $25. Your order will be priced at the NAV next determined after your call, provided your order is received before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET).

Online Transactions:

You may place your order online at the Funds’ website (www.commonwealthfunds.com). To establish internet transaction privileges you must enroll through the website. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your new account application or IRA application. You will be required to enter into a User’s Agreement through the website in order to enroll in these privileges. Please call 1-888-345-1898 for assistance in establishing online access.

In order to conduct internet transactions, you must have telephone transaction privileges. To purchase subsequent shares through the website you must also have ACH instructions on your account. Shares from an account in any of the Funds’ tax-deferred retirement plans cannot be redeemed through the Funds’ website.

Redemption proceeds may be sent to you by check, to the address of record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and its

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service providers have established certain security procedures, the Funds, its distributor and transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor, or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Pre-Authorized Investment:

You may arrange to make regular monthly investments of at least $25 through automatic deductions from your checking account by completing the Automatic Investment Plan section of the Investment Application. If an account is opened with an Automatic Investment Plan of at least $100/month, then the account can be opened with no initial minimum investment.

Automated Clearing House (ACH):

Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $25. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to a Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, please refer to “Redeeming Fund Shares” in this prospectus for more information or call the transfer agent at 1-888-345-1898. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Funds’ transfer agent at 1-888-345-1898. There are no charges for ACH transactions imposed by the Funds or the transfer agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by a Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Funds in advance of an ACH transfer could result in a delay in completing your transaction.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We also may ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

New Account Notice

Certain states require the Funds to notify shareholders that the assets held in their account may be transferred to the appropriate state if there is no activity within the time specified by state law. Contact a shareholder services representative for additional information.

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Redeeming Fund Shares

You may redeem your Fund shares at any time by writing to the Funds’ transfer agent’s address. Ordinarily, the Funds do not charge a fee for share redemptions, except for redemptions made by wire transfer which are charged a fee of $15. However, if you sell shares of a Fund within fourteen (14) calendar days of purchases date, you may be charged a redemption fee. See the “Redemption Fees” section for more information. A Medallion signature guarantee will be required for:

•	Redemptions made by wire transfer to a bank other than the bank of record;
•	Redemptions mailed to an address other than the address on the account or to an address that has been changed within 15 days of the redemption request;
•	Redemptions over $50,000;
•	Changing ownership of your account; or
•	Adding or changing automated bank instructions to an existing account.

The Funds reserve the right to require a Medallion signature guarantee under other circumstances. Medallion signature guarantees may generally be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

The Funds typically expect to mail a check for your redemption proceeds within one to three business days after receipt by the Transfer Agent of a redemption request in good order. Payment of redemption proceeds may take longer than the time the Funds typically expect and may take up to 7 days as permitted under the 1940 Act. Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied: (i) the request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed; (ii) the request must identify your account number; (iii) the request should be signed by you and any other person listed on the account, exactly as the shares are registered. Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six (6) months may be reinvested in the shareholder’s account at the then-current NAV. The redemption minimum by wire transfer is $1,000.

Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold U.S. federal income taxes. If no such instruction is provided, IRA redemptions will be subject to U.S. federal income tax withholding. Please consult your tax adviser for any tax related IRA distribution questions.

Broker-Dealer Redemption:

You may request a redemption through any broker-dealer authorized to take orders for the Fund. The broker-dealer will place the redemption order by telephone or other acceptable means directly with the Fund’s transfer agent and your share price will be based on the NAV next determined after the transfer agent receives the order, minus any applicable redemption fee. The transfer agent does not charge for this service, but the broker-dealer may charge a fee. You will generally receive your proceeds within a week.

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Telephone Redemption:

You may order a redemption by calling the Fund’s transfer agent at 1-888-345-1898 if your Investment Application authorized telephone redemption.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

The Funds typically expect to mail a check for your redemption proceeds within one to three business days after receipt by the Transfer Agent of a redemption request in good order. Payment of redemption proceeds may take longer than the time the Funds typically expect and may take up to 7 days as permitted under the 1940 Act. Neither the Fund, the transfer agent, nor the custodian are liable for following redemption instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ such reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller. There is no fee charged by the Funds for this service, unless the proceeds are sent by wire. A $15 fee is charged for redemptions paid by wire. Any Fund may also decide to modify or discontinue this service. In this case, the Fund will attempt to provide reasonable prior notice to shareholders.

Online Redemptions:

You may request a redemption online at the Funds’ website (www.commonwealthfunds.com). Please refer to “Online Transactions” in this prospectus for more information.

Systematic Withdrawal:

You may arrange for periodic withdrawals of $50 or more if you invest at least $5,000 in a Fund. Under this arrangement, you must elect to have all your dividends and distributions reinvested in shares of the Fund. Your withdrawals under this plan may be monthly, quarterly, semi-annual or annual.

Payments under this plan are made by redeeming your Fund shares. The payments do not represent a yield from the Fund and may be a return of your capital, thus depleting your investment. Payments under this plan will terminate when your account value falls below $200 or all your shares have been redeemed, whichever is first. The number of payments you receive will depend on the size of your investment, the amount and frequency of payments, and share price of the Fund on the payment date, which can be expected to fluctuate. The redemption of Fund shares to provide for such payments may result in a taxable gain or loss.

You may terminate your plan at any time by writing to the Funds’ transfer agent. You continue to have the right to redeem your shares at any time. The cost of the plan is borne by the Fund and there is no direct charge to you.

Redemption in Kind:

Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind), which payment will be made with liquid securities or property or in any other manner that is consistent with guidance from the SEC or its staff.

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Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. Additionally, if a Fund were to redeem securities in kind, it would attempt to redeem a pro rata portion of all the securities it holds in the portfolio at the time of the redemption and as a result a shareholder may receive illiquid securities that cannot be sold or disposed of with seven days at the securities’ current value.

Redemption Suspensions or Delays:

Although you may normally redeem your shares at any time, redemptions may not be permitted at times when the New York Stock Exchange is closed for unusual circumstances, or when the SEC allows redemptions to be suspended.

If you recently purchased the shares by check, the Fund may withhold the proceeds of your redemption order until it has reasonable assurance that the purchase check will be collected, which may take up to 15 days from the date of purchase.

Redemption Fees

Redemption Fee Assessment. The Funds have implemented a policy to impose a short-term trading redemption fee (subject to limited exceptions described herein) on any Fund shares that are sold (by redemption, whether voluntary or involuntary, or exchange) within 14 calendar days of their purchase.   The Redemption Fee is imposed to discourage abusive trading activity, which can have disruptive effects on the Fund’s portfolio management and can increase the Fund’s expenses. All Redemption Fees will be paid to the Fund and will benefit the shareholders of the Fund. The Trustees and the Fund’s investment adviser expect that proceeds from the Redemption Fees will offset, at least partially, portfolio transaction and administrative costs associated with short term trading. The Redemption Fee is calculated as a percentage of the amount redeemed and will be charged (subject to limited exceptions described herein) when you sell or exchange your shares or if your shares are involuntarily redeemed.

This redemption fee will equal 2.00% of the amount sold.    This fee is calculated on the value of the shares being sold and will be collected (subject to limited exceptions described herein) by deduction from the sale proceeds. In determining the applicability of the redemption fee, shares held for the longest period of time will be treated as being sold first and shares held for the shortest period of time as being sold last.

Unlike a sales charge or load paid to a broker or fund management company, this redemption fee is paid to the Fund.  The fee is paid to the Fund to offset costs associated with short-term trading, such as portfolio transaction and administrative costs.  Based on the frequency of redemption fees assessed against your account in the Fund and/or in your other Funds’ accounts, FCA Corp or the Funds’ transfer agent may, in its sole discretion, determine that your trading activity is detrimental to the Funds, as described in the “Abusive Trading Policy” section, and elect to reject or limit the amount, number, frequency or method available to you for requesting future (i) purchases into Funds and/or (ii) exchanges or redemptions out of the Funds.

Redemptions Through Financial Intermediaries. As an investor in the Funds, you are subject to the 2.00% short-term trading redemption fee whether you are investing directly with the Funds or you are investing in the Fund through a financial intermediary.

Waiver/Exceptions/Changes. The Funds will waive the redemption fee in the following circumstances: (i) shares acquired by reinvestment of dividends or other distributions of the Funds; (ii)

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shares held in an account of certain qualified retirement plans; (iii) in special circumstances, if the Fund determines that imposition of the fee would be inequitable or not in the best interests of the Fund’s shareholders.

Limitations on Collection. The Funds may have limitations in their ability to assess or collect the redemption fee on all shares redeemed by Fund investors serviced by financial intermediaries.  There are no assurances that the Funds will successfully identify all accounts held by intermediaries that should be charged a redemption fee.  For example, where a financial intermediary is not able to assess or collect the fee, or omits to collect the fee at the time of redemption, the Funds may not be able to recover the redemption fees. Further, if Fund shares are redeemed by a financial intermediary at the direction of its customer(s), the Funds may not know: (1) whether a redemption fee is applicable; and/or (2) the identity of the customer who should pay the redemption fee.

Exchanging Fund Shares

You may exchange your Fund shares for shares of another Fund at a price based on their respective NAVs. This exchange privilege is offered as a convenience to you. The exchange privilege must also be selected on your account application form. There is no sales charge or other fee in connection with an exchange, although a redemption fee may apply. Please see “Redemption Fees” below. You must first have received and read the prospectus of the Fund you are exchanging into.

You may place an exchange order in three ways:

•	You may mail your exchange order to the transfer agent’s address.
•	You may place your order by telephone if you authorize telephone exchanges on your Investment Application.
•	You may place your order online at the Fund’s website (www.commonwealthfunds.com).

Telephone exchange orders may be placed on any business day. Exchanges into a Fund can be made only if that Fund is eligible for sale in your state of residence at the time of exchange. Any Fund may terminate or amend the exchange privilege at any time with 60 days’ notice to shareholders. The right to exchange shares can be limited, suspended, and/or permanently terminated, from any investor or group of investors for any reason, without prior notice, including, in particular, if the Fund believes the trading activity in the account(s) would be disruptive to the Fund. Frequent exchanges may disrupt the orderly management of a Fund’s portfolio investments, thereby increasing expenses to other shareholders and harming performance. If you exchange shares of a Fund within 14 calendar days or less of purchase, you may be charged a redemption fee. Account registrations must match to make exchanges by telephone. Remember that your exchange is a redemption of one Fund’s shares and a subsequent purchase of the other Fund’s shares and may result in a capital gain or loss. Tax consequences of sales of your shares are described under “Dividends, Distributions and Taxes.”

Tax-Deferred Retirement Plans

Fund shares may be used for virtually all types of tax-deferred retirement plans, including traditional, Roth and Education IRAs and Simplified Employee Pension Plans. For more information, call 1-888-345-1898.

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Inactive Accounts

If shareholder-initiated contact does not occur on your account within the timeframe specified by the law in your state of record, or if Fund mailings are returned as undeliverable during that timeframe, the assets of your account (shares and/or any uncashed checks) may be transferred to your last known recorded state of residence as unclaimed property, in accordance with specific state law.

NOTE: If you fail to initiate such contact, your property will be escheated to your last known state of residency after which you will need to claim the property from that state.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund expects to pay dividends from its net income and distributions from its net realized capital gains at least annually, generally in December. Normally, income dividends and capital gains distributions on your Fund shares will be paid in additional shares of the Fund, with no sales charge. However, on your Investment Application, you may elect one of the following other options:

Option 1: To have income dividends paid in cash and capital gains distributions paid in additional Fund shares.

Option 2: To have both income dividends and capital gains distributions paid to you in cash.

Option 3: To have income dividends paid in shares and capital gains distributions paid in cash.

There is no sales charge or other fee for any option. If you select one of these options and the check sent to you cannot be delivered or remains uncashed for six (6) months, the aggregate amount of those checks will be invested in additional Fund shares for your account at the then current NAV, and all your future dividends and distributions will be paid in Fund shares. No interest will accrue on amounts represented by uncashed redemption checks.

Dividends and distributions are reinvested on the ex-date (that is, the date shareholders of record are determined for purposes of receiving dividends and distributions) at the NAV determined at the close of business on that date.

Tax Treatment of Dividends, Distributions and Redemptions

You will generally be subject to U.S. federal income tax each year on dividend distributions, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

Each Fund will let you know each year the amount of your dividend payments that will be taxed as dividend income, ordinary income and long-term capital gain. The tax treatment of these amounts does not depend on how long you have held your Fund shares or on whether you received payments in cash or additional shares. Thus, long-term capital gains in a Fund will be taxed as such regardless of how long you held the shares and will be taxed along with dividend or ordinary income (including short-term capital gains) whether distributed or reinvested.

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The tax treatment of any gain or loss you realize when you redeem (sell) or exchange Fund shares will depend on how long you held the shares. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

You should consult your tax adviser about any special circumstances that could affect the U.S. federal, state and local tax treatment of your Fund distributions and transactions.

Each Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce such Fund's distributions paid to the shareholders. If more than 50% of a Fund's total assets at the end of a fiscal year is invested in foreign securities, such Fund may elect to pass through to the shareholders their pro rata share of foreign taxes paid by such Fund. If this election is made, such Fund may report more taxable income to the shareholders than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Such Fund will provide the shareholders with the information necessary to claim this deduction or credit on their personal income tax return if such Fund makes this election. Shareholders in these circumstances should talk with their personal tax advisers about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Cost Basis Reporting. The Funds must report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s. The Funds have chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or prior to the sale of shares. Please consult your tax adviser with regard to your personal circumstances.

The Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not "covered." The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Possible Tax Law Changes. At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

DISTRIBUTION

Ultimus Fund Distributors, LLC is the Trust’s distributor. Each Fund has adopted a service and distribution plan under Rule 12b-1 that allows the Fund to pay fees to financial intermediaries for the sale and distribution of its shares. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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FINANCIAL HIGHLIGHTS INFORMATION

The financial highlights tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or if shorter, the period of the Fund’s operation). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). For the fiscal year ended October 31, 2023, this information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, at 1835 Market Street, Suite 310, Philadelphia, PA 19103, whose report, along with each Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request. For fiscal years prior to October 31, 2023, this information was audited by the Funds’ predecessor independent registered public accounting firm, BBD, LLP.

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FINANCIAL HIGHLIGHTS
Commonwealth Australia/New Zealand Fund
Selected data for a share outstanding during each of the years indicated:

	For the Year	For the Year	For the Year	For the Year		For the Year
	Ended	Ended	Ended	Ended		Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2023	2022	2021	2020(a)		2019

Net asset value, beginning of year	$11.34	$17.17	$12.92	$13.33		$12.85
Change in net assets from operations:
Net investment income (loss)	0.03	(0.01)	(0.05)	0.01		0.10
Net realized and unrealized gain (loss) from investments	(1.24)	(4.79)	4.32	0.41		0.68
Total from investment activities	(1.21)	(4.80)	4.27	0.42		0.78
Distributions:
Net investment income	—	(0.02)	(0.02)	(0.07)		(0.08)
Net realized gains	(0.07)	(1.01)	—	(0.76)		(0.22)
Total distributions	(0.07)	(1.03)	(0.02)	(0.83)		(0.30)
Redemption fees	—	—	— (b)	—		—
Net asset value, end of year	$10.06	$11.34	$17.17	$12.92		$13.33
Total Return	(10.80)%	(29.37)%	33.04%	3.05%		6.45%
Net assets, at end of year (000 omitted)	$11,010	$12,976	$20,118	$15,212		$16,266
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.81%	2.60%	2.41%	2.60	%(c)	2.69%
Ratio of gross expenses before waivers and/or reimbursements	2.81%	2.60%	2.41%	2.70%		2.69%
Ratio of net investment income (loss) to average net assets	0.27%	(0.10)%	(0.35)%	0.03%		0.75%
Portfolio turnover rate	6%	8%	20%	4%		6%

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(b)	Rounds to less than $0.005 per share.

(c)	The ratio of net expenses include $13,438 in voluntary advisory waivers representing (0.10)%. For the period from May 12, 2020 to October 31, 2020, the Advisor voluntarily agreed to waive 0.20% of the Management Fee for the Fund. This voluntary waiver is not subject to recoupment.

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FINANCIAL HIGHLIGHTS
Africa Fund
Selected data for a share outstanding during each of the years indicated:

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$7.12	$8.40	$6.04	$7.88	$7.95
Change in net assets from operations:
Net investment income	0.17	0.20	0.13	0.04	0.26
Net realized and unrealized gain (loss) from investments	(0.48)	(1.32)	2.41	(1.66)	(0.29)
Total from investment activities	(0.31)	(1.12)	2.54	(1.62)	(0.03)
Distributions:
Net investment income	(0.07)	(0.16)	(0.18)	(0.22)	(0.04)
Total distributions	(0.07)	(0.16)	(0.18)	(0.22)	(0.04)
Redemption fees	—	— (a)	— (a)	— (a)	—
Net asset value, end of year	$6.74	$7.12	$8.40	$6.04	$7.88
Total Return	(4.41)%	(13.59)%	42.38%	(21.30)%	(0.36)%
Net assets, at end of year (000 omitted)	$2,857	$2,857	$2,954	$2,028	$2,632
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of gross expenses before waivers and/or reimbursements	4.38%	4.27%	4.32%	5.04%	4.35%
Ratio of net investment income to average net assets	2.38%	2.27%	1.56%	0.69%	3.14%
Portfolio turnover rate	6%	3%	11%	9%	5%

(a)	Rounds to less than $0.005 per share.
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FINANCIAL HIGHLIGHTS
Commonwealth Japan Fund
Selected data for a share outstanding during each of the years indicated:

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$3.03	$4.41	$4.03	$4.12	$3.66
Change in net assets from operations:
Net investment income (loss)	0.01	(0.01)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) from investments	0.38	(1.20)	0.40	(0.08)	0.47
Total from investment activities	0.39	(1.21)	0.38	(0.09)	0.46
Distributions:
Net investment income	—	(0.04)	—	—	—
Net realized gains	—	(0.13)	—	—	—
Total distributions	—	(0.17)	—	—	—
Redemption fees	—	—	—	—	— (a)
Net asset value, end of year	$3.42	$3.03	$4.41	$4.03	$4.12
Total Return	12.87%	(28.39)%	9.43%	(2.18)%	12.57%
Net assets, at end of year (000 omitted)	$5,561	$4,646	$6,732	$6,333	$6,492
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of gross expenses before waivers and/or reimbursements	3.45%	3.38%	3.01%	3.29%	3.24%
Ratio of net investment income (loss) to average net assets	0.09%	(0.08)%	(0.51)%	(0.34)%	(0.25)%
Portfolio turnover rate	12%	8%	15%	15%	10%

(a)	Rounds to less than $0.005 per share.
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FINANCIAL HIGHLIGHTS
Commonwealth Global Fund
Selected data for a share outstanding during each of the years indicated:

	For the Year	For the Year	For the Year	For the Year		For the Year
	Ended	Ended	Ended	Ended		Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2023	2022	2021	2020		2019

Net asset value, beginning of year	$16.86	$21.12	$16.20	$15.84		$14.75
Change in net assets from operations:
Net investment loss	(0.15)	(0.09)	(0.11)	(0.08)		(0.02)
Net realized and unrealized gain (loss) from investments	0.41	(4.17)	5.03	0.44		1.13
Total from investment activities	0.26	(4.26)	4.92	0.36		1.11
Distributions:
Net realized gains	(0.15)	—	—	—		(0.02)
Total distributions	(0.15)	—	—	—		(0.02)
Redemption fees	—	—	—	—	(a)	—
Net asset value, end of year	$16.97	$16.86	$21.12	$16.20		$15.84
Total Return	1.51%	(20.17)%	30.37%	2.27%		7.57%
Net assets, at end of year (000 omitted)	$14,584	$14,825	$19,642	$15,597		$15,993
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.61%	2.49%	2.33%	2.47	%(b)	2.52%
Ratio of gross expenses before waivers and/or reimbursements	2.61%	2.49%	2.33%	2.56%		2.52%
Ratio of net investment loss to average net assets	(0.81)%	(0.44)%	(0.54)%	(0.49)%		(0.15)%
Portfolio turnover rate	9%	7%	6%	8%		8%

(a)	Rounds to less than $0.005 per share.

(b)	The ratio of net expenses include $14,458 in voluntary advisory waivers representing (0.09)%. For the period from May 12, 2020 to October 31, 2020, the Advisor voluntarily agreed to waive 0.20% of the Management Fee for the Fund. This voluntarily waiver is not subject to recoupment.
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FINANCIAL HIGHLIGHTS
Commonwealth Real Estate Securities Fund
Selected data for a share outstanding during each of the years indicated:

	For the Year	For the Year	For the Year	For the Year		For the Year
	Ended	Ended	Ended	Ended		Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2023	2022	2021	2020		2019

Net asset value, beginning of year	$17.68	$22.57	$15.95	$18.16		$15.35
Change in net assets from operations:
Net investment income (loss)	0.04	(0.10)	(0.14)	(0.04)		0.05
Net realized and unrealized gain (loss) from investments	0.25	(4.63)	6.76	(2.01)		2.87
Total from investment activities	0.29	(4.73)	6.62	(2.05)		2.92
Distributions:
Net investment income	—	—	—	(0.07)		(0.04)
Net realized gains	(0.11)	(0.16)	—	(0.09)		(0.07)
Total distributions	(0.11)	(0.16)	—	(0.16)		(0.11)
Redemption fees	—	— (a)	—	—	(a)	—
Net asset value, end of year	$17.86	$17.68	$22.57	$15.95		$18.16
Total Return	1.61%	(21.11)%	41.50%	(11.42)%		19.17%
Net assets, at end of year (000 omitted)	$11,982	$11,620	$15,053	$10,790		$12,514
Ratios and Supplemental Data:
Ratio of net expenses to average net assets	2.71%	2.58%	2.44%	2.63	%(b)	2.61%
Ratio of gross expenses before waivers and/or reimbursements	2.71%	2.58%	2.44%	2.72%		2.61%
Ratio of net investment income (loss) to average net assets	0.16%	(0.45)%	(0.66)%	(0.22)%		0.28%
Portfolio turnover rate	14%	34%	9%	11%		11%

(a)	Rounds to less than $0.005 per share.

(b)	The ratio of net expenses include $10,164 in voluntary waivers representing (0.09)%. For the period from May 12, 2020 to October 31, 2020, the Advisor voluntarily agreed to waive 0.20% of the Management Fee for the Fund. This voluntarily waiver is not subject to recoupment.
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HOW TO GET MORE INFORMATION

Additional information about each Fund’s investments is available in the:

•	SAI which contains more detail about some of the matters discussed in the prospectus. The SAI is incorporated by reference (and therefore legally a part of this prospectus) into the prospectus.
•	Annual and Semi-Annual Reports to shareholders which describe each Fund’s performance and list their portfolio securities. They also include a letter from Fund management describing each Fund’s investment strategies that significantly affected the Funds’ performance during the last fiscal year as well as a discussion of the market conditions and trends and their implications on the Funds.

You may obtain free copies of the Funds’ SAI or Funds’ Annual and/or Semi-Annual reports, or other information about the Funds or your account or other shareholder inquiries, by calling 1-888-345-1898. Also, copies of the foregoing may be obtained at the Funds’ Internet website found at www.commonwealthfunds.com. When a Fund (or a financial intermediary through which shares of the Fund may be purchased or sold) receives a request for its SAI, its Annual Report, or its Semi-Annual report, the Fund (or financial intermediary) must send the requested document within three (3) business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery.

Only one copy of a prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a prospectus or an annual or semi-annual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

You may also view and obtain copies of the SAI, and/or other Fund reports and other information directly from the SEC by:

•	sending a written request, plus a duplicating fee, to the SEC’s Public Reference Section, Washington, D.C. 20549-1520, or by E-mail request to: publicinfo@sec.gov
•	visiting the EDGAR Database on the SEC’s Internet website - http://www.sec.gov

The Trust’s 1940 Act File Number with the SEC is: 811-04665.

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February 2024

PRIVACY notice
FACTS	WHAT DOES COMMONWEALTH INTERNATIONAL SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number           • Purchase History

• Assets                                   • Account Balances

• Retirement Assets                 • Account Transactions

• Transaction History                • Wire Transfer Instructions

• Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons chosen to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Commonwealth International Series Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For non-affiliates to market to you	No	We don't share
Questions?	Call 1-888-345-1898

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February 2024

Who we are
Who is providing this notice?	Commonwealth International Series Trust on behalf its funds
What we do
How does Commonwealth International Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Commonwealth International Series Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪ Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪ Affiliates from using your information to market to you

▪ Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Commonwealth International Series Trust does not share with its affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

▪ Commonwealth International Series Trust does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Commonwealth International Series Trust does not jointly market.

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